                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                             (Amendment No.______)

Filed by the Registrant                    [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                                    SBL FUND
                (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     1)  Title of each class of securities to which transaction applies:
     2)  Aggregate number of securities to which transaction applies:
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
     4)  Proposed maximum aggregate value of transaction:
     5)  Total fee paid:

[_]  Fee paid previously with preliminary materials.
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1)  Amount Previously Paid:
     2)  Form, Schedule or Registration Statement No.:
     3)  Filing Party:
     4)  Date Filed:

    NOTICE TO CONTRACT OWNERS OF SBL VARIABLE ANNUITY ACCOUNTS III, IV, VIII, VARIFLEX, AND PARKSTONE AND SBL VARIABLE LIFE INSURANCE ACCOUNT VARILIFE
                          AND VARILIFE SEPARATE ACCOUNT
                                     OF THE
                        ANNUAL MEETING OF STOCKHOLDERS OF
                      SBL FUND TO BE HELD JANUARY 26, 2000
                 700 SW HARRISON ST., TOPEKA, KANSAS 66636-0001
                            TELEPHONE 1-800-888-2461


TO THE STOCKHOLDERS OF SBL FUND

   Notice is hereby given that an annual meeting of the stockholders of SBL Fund (the "Fund"), a Kansas corporation, will be held at the offices of SBL Fund, Security Benefit Group Building, 700 SW Harrison Street, Topeka, Kansas 66636-0001, on January 26, 2000 at 9:30 a.m. local time (the "Meeting"), for the following purposes:

   1. To elect six directors to serve on the Board of Directors of the Fund until the next annual meeting or until their successors shall have been duly elected and qualified.

   2. To ratify or reject the selection of the firm of Ernst & Young LLP as independent accountants for the Fund's fiscal year 2000.

   3. a. To amend the Fund's fundamental investment limitation concerning share ownership of any one issuer.

       b. To eliminate the Fund's fundamental investment limitation concerning investing for control of portfolio companies.

       c. To amend the Fund's fundamental investment limitation concerning underwriting.

       d. To amend the Fund's fundamental investment limitation concerning borrowing.

       e. To amend the Fund's fundamental investment limitation concerning lending.

       f. To eliminate the Fund's fundamental investment limitation concerning short sales and margin purchases of securities.

       g. To eliminate the Fund's fundamental investment limitation concerning investment in other investment companies.

       h. To amend the Fund's fundamental investment limitation concerning buying or selling real estate.

       i. To amend the Fund's fundamental investment limitation concerning commodities or commodity contracts.

   4. To approve or disapprove an arrangement and new investment advisory contract that would permit Security Management Company, LLC, the Fund's investment adviser, with Board approval, to enter into or amend sub-advisory agreements without stockholder approval.

   5. To approve or disapprove a Brokerage Enhancement Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, and a new investment advisory contract that would permit the implementation of the Plan.

   6. To transact such other business as may properly come before the Meeting or any adjournments thereof, and to adjourn the Meeting from time to time.

   The Board of Directors of SBL Fund has fixed the close of business on November 30, 1999, as the record date for the determination of stockholders of the Fund entitled to notice of and to vote at the Meeting.

   THERE IS ENCLOSED A PROXY FORM SOLICITED BY THE BOARD OF DIRECTORS OF SBL FUND. ANY FORM OF PROXY THAT IS EXECUTED AND RETURNED, NEVERTHELESS MAY BE REVOKED PRIOR TO ITS USE. ALL SUCH PROXIES PROPERLY EXECUTED AND RECEIVED IN TIME WILL BE VOTED AT THE MEETING.


                                           By order of the Board of Directors of
                                                                       SBL Fund,
Topeka, Kansas                                                        AMY J. LEE
December 28, 1999                                                      Secretary
--------------------------------------------------------------------------------

IMPORTANT: STOCKHOLDERS WHO DO NOT EXPECT TO BE PRESENT IN PERSON AT THE MEETING ARE REQUESTED TO MARK, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD(S) TO THE FUND, OR OTHERWISE VOTE THEIR SHARES, AS EARLY AS POSSIBLE.

SBL FUND
MEMBER OF THE SECURITY BENEFIT GROUP OF COMPANIES
700 SW HARRISON STREET, TOPEKA, KANSAS 66636-0001


                ANNUAL MEETING OF STOCKHOLDERS, JANUARY 26, 2000
                                 PROXY STATEMENT

                       BENEFICIAL OWNERSHIP OF FUND SHARES

   By investing in a variable annuity or variable life insurance policy issued by Security Benefit Life Insurance Company ("SBL"), you indirectly purchased shares of one or more of the Series of SBL Fund (the "Fund"). SBL owns shares of the Fund for your benefit in the separate account funding your variable annuity or variable life insurance policy. As record owner of shares of the Fund, SBL will vote shares of the Fund in accordance with voting instructions received from you and other owners of such variable annuity and variable life insurance policies (herein referred to as "stockholders"). Stockholders have certain voting rights with respect to their beneficially owned shares. SBL, or its appointee, will vote the shares beneficially owned by each stockholder in accordance with each stockholder's instructions. The enclosed voting instruction form is provided for this purpose. All shares for which stockholders do not provide voting instructions, and any shares which SBL holds for its own account, will be voted in the same proportion as those shares for which voting instructions have been received.

                     SOLICITATION AND REVOCATION OF PROXIES


   The enclosed proxy is solicited by and on behalf of the Board of Directors of SBL Fund (the "Fund"). You may vote in person at the annual Meeting, by telephone, by Internet, or by returning your completed proxy card in the postage-paid envelope provided. Details can be found on the enclosed proxy insert. Do not return your proxy card if you are voting by telephone or Internet. You may revoke your proxy by submitting another proxy or a notice of revocation of your proxy in proper form to the Secretary of the Fund, or by voting the shares in person at the Meeting. A second proxy form may be obtained from the Secretary of the Fund. The cost of soliciting proxies will be borne by Security Management Company, LLC, 700 SW Harrison Street, Topeka, Kansas 66636-0001 ("SMC" or the "Investment Manager"), which will be reimbursed by the Fund. SMC is the investment adviser and administrator of the Fund. Proxies are expected to be mailed to the Fund's stockholders on or about December 28, 1999.


--------------------------------------------------------------------------------
THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF THE ANNUAL REPORT CONTAINING AUDITED FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDED DECEMBER 31, 1998 AND A COPY OF THE SEMI-ANNUAL REPORT CONTAINING UNAUDITED FINANCIAL STATEMENTS FOR THE PERIOD ENDED JUNE 30, 1999, TO A STOCKHOLDER UPON REQUEST. SUCH REQUESTS SHOULD BE DIRECTED TO THE FUND, BY WRITING THE FUND AT 700 SW HARRISON STREET, TOPEKA, KANSAS 66636-0001, OR BY CALLING THE FUND'S TOLL-FREE TELEPHONE NUMBER 1-800-888-2461, EXTENSION 3127.

                                VOTING SECURITIES

   Only Fund stockholders of record at the close of business on November 30, 1999, are entitled to vote at the annual Meeting. On that date, the outstanding number of voting securities of each Series of common stock of the Fund (each a "Series" and collectively the "Series") was as follows:


--------------------------------------------------------------------------------
 Series of                                   Series of
Common Stock      Shares Outstanding        Common Stock      Shares Outstanding
--------------------------------------------------------------------------------
  Series A          39,630,803.976            Series M           3,249,288.457
  Series B          44,061,520.625            Series N           5,778,097.379
  Series C          12,310,439.482            Series O          11,890,081.949
  Series D          54,882,016.425            Series P           1,113,326.97
  Series E          12,374,647.036            Series S           7,332,863.049
  Series H           2,025,706.095            Series V           2,403,049.350
  Series I             718,936.262            Series X           1,744,815.300
  Series J          13,733,256.711            Series Y           2,026,631.580
  Series K           1,209,422.703
--------------------------------------------------------------------------------


   Each Series of the Fund's common stock has a par value of $1.00 per share. Each share is entitled to one vote and shares of the Series will be voted together with respect to Proposal Nos. 1 and 2. Shares of each Series will be voted separately with respect to Proposal Nos. 3, 4, and 5 as set forth in the table below.

--------------------------------------------------------------------------------
                PROPOSAL                               SERIES AFFECTED
--------------------------------------------------------------------------------
1.   To elect  six (6)  directors  to the Board of     All Series of the Fund
     Directors.
--------------------------------------------------------------------------------
2.   To ratify or reject the  selection of Ernst &     All Series of the Fund
     Young LLP as  independent  accountants of the
     Fund for fiscal year 1999
--------------------------------------------------------------------------------
3a.  To amend the  Fund's  fundamental  investment     All Series of the Fund
     limitation  concerning share ownership of any
     one issuer.
--------------------------------------------------------------------------------
3b.  To   eliminate    the   Fund's    fundamental     All Series of the Fund
     investment  limitation  concerning  investing
     for control of portfolio companies.
--------------------------------------------------------------------------------
3c.  To amend the  Fund's  fundamental  investment     All Series of the Fund,
     limitation concerning underwriting.               except D, H, I and Y
--------------------------------------------------------------------------------
3d.  To amend the  Fund's  fundamental  investment     All Series of the Fund,
     limitation concerning borrowing.                  except D, H, I, K, M, N,
                                                       O, P, V, X and Y
--------------------------------------------------------------------------------
3e.  To amend the  Fund's  fundamental  investment     All Series of the Fund,
     limitation concerning lending.                    except D, H, I and Y
--------------------------------------------------------------------------------
3f.  To   eliminate    the   Fund's    fundamental     All Series of the Fund,
     investment  limitation concerning short sales     except D, H, I, K, M, N,
     and margin purchases of securities.               O, P, V, X and Y
--------------------------------------------------------------------------------
3g.  To   eliminate    the   Fund's    fundamental     All Series of the Fund,
     investment  limitation  concerning investment     except D, H, I, K, M, N,
     in other investment companies.                    O, P, V, X and Y
--------------------------------------------------------------------------------
3h.  To amend the  Fund's  fundamental  investment     All Series of the Fund
     limitation  concerning buying or selling real
     estate.
--------------------------------------------------------------------------------
3i.  To amend the  Fund's  fundamental  investment     All Series of the Fund
     limitation    concerning    commodities    or
     commodities contracts.
--------------------------------------------------------------------------------
4.   To approve or disapprove an  arrangement  and     All Series of the Fund
     new investment  advisory  contract that would
     permit Security Management Company,  LLC, the
     Fund's   investment   adviser,   with   Board
     approval, to enter into or amend sub-advisory
     agreements without stockholder approval.
--------------------------------------------------------------------------------
5.   To  approve   or   disapprove   a   Brokerage     All Series of the Fund
     Enhancement Plan pursuant to Rule 12b-1 under
     the Investment Company Act of 1940, and a new
     investment   advisory   contract  that  would
     permit the implementation of the Plan.
--------------------------------------------------------------------------------


   The presence, in person or by proxy, of more than 50% of the outstanding shares of the Fund will be sufficient to establish a quorum for the conduct of business at the Meeting. Because SBL, through its separate accounts, owns 100% of the Fund's shares, there will be a quorum for the conduct of business. Shares held by stockholders present in person or represented by proxy at the Meeting will be counted for the purpose of determining the votes cast on the proposals before the Meeting. Shares represented by timely and properly executed proxies will be voted as specified. Executed proxies that are unmarked will be voted in favor of the proposals presented at the Meeting.


   If a proxy represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such a person has not received instructions from the beneficial owner or other person entitled to vote shares of the Fund on a particular matter with respect to which the broker or nominee has discretionary power) or is marked with an abstention (collectively "abstentions"), the Fund's shares represented thereby will be considered to be present at the meeting for purposes of determining the existence of a quorum for the transaction of business. Abstentions, however, will have the effect of a "no" vote for the purpose of obtaining requisite approval for the proposals described herein and any other proposal that may come before the Meeting.

   In the event that a sufficient number of votes to approve a proposal were not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of voting instructions, or for any other purpose. A vote may be taken on any proposal prior to an adjournment if sufficient votes have been received for approval. Any adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. Unless otherwise instructed, proxies will be voted in favor of any adjournment. At any subsequent reconvening of the Meeting, proxies (unless previously revoked) will be voted in the same manner as they would have been voted at the Meeting.

                                 PROPOSAL NO. 1
                              ELECTION OF DIRECTORS

   The Board of Directors has proposed a slate of six persons for election as directors of the Fund, each to hold office until the next annual meeting or until his or her successor is duly elected and qualified. Each nominee is currently a director of the Fund and has consented to his or her nomination and agreed to serve if elected. Each director was elected by stockholders, except James R. Schmank, who was elected by the other directors on December 10, 1997, and Maynard F. Oliverius, who was so elected on February 6, 1998. If any of the nominees is not available for election, the persons named as proxies (or their substitutes) may vote for other persons in their discretion. Management has no reason to believe that any nominee will be unavailable for election.

   The names of the nominees to the Fund's Board of Directors and their respective offices and principal occupations are set forth below.

                    NOMINEES TO THE FUND'S BOARD OF DIRECTORS


------------------------------------------------------------------------------------------------------------------------------------
                                                  FUND SHARES BENEFICIALLY OWNED,     ALL OTHER SECURITY FUNDS' SHARES
                                                      DIRECTLY OR INDIRECTLY,          OWNED, DIRECTLY OR INDIRECTLY,
NAME, AGE, ADDRESS,                                       AS OF 11/30/99                       AS OF 11/30/99             DATE FIRST
POSITION ON FUND BOARD                            --------------------------------    --------------------------------     BECAME A
AND PRINCIPAL OCCUPATIONS                         FUND                    SHARES      FUND                    SHARES       DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
DONALD A. CHUBB, JR., 53,                         SBL Fund - Series A      881.954    Ultra                    831.414       1994
2222 SW 29th Street, Topeka, Kansas 66611,        SBL Fund - Series B       44.228    Equity                 5,700.224
POSITION ON FUND BOARD: Director of the Fund      SBL Fund - Series S      318.674    Growth & Income          196.768
PRINCIPAL OCCUPATIONS: Business broker,                                               Cash                   1,020.170
Griffith & Blair Realtors. Prior to 1997,                                             Global                   512.299
President, Neon Tube Light Company, Inc.                                              Total Return             909.027
                                                                                      Select 25              4,425.873
                                                                                      Corporate Bond           532.618
------------------------------------------------------------------------------------------------------------------------------------
JOHN D. CLELAND*, 63,                             SBL Fund - Series A       30.484    Equity                 6,846.142       1990
700 SW Harrison Street, Topeka, Kansas                                                Growth & Income        1,612.813
66636-0001,                                                                           Value                  2,820.012
POSITION ON FUND BOARD: President and                                                 Small Company          2,716.133
Director of the Fund                                                                  Select 25              7,703.274
PRINCIPAL OCCUPATIONS: Senior Vice President                                          Cash                     404.780
and Managing Member Representative, Security
Management Company, LLC; Senior Vice
President, Security Benefit Group, Inc. and
Security Benefit Life Insurance Company
------------------------------------------------------------------------------------------------------------------------------------
PENNY A. LUMPKIN, 60,                                                                 Ultra                    837.332       1993
3616 Canterbury Town Road, Topeka, Kansas                                             Equity                 1,698.384
66610                                                                                 Growth & Income        1,193.708
POSITION ON FUND BOARD: Director of the Fund                                          Cash                     661.040
PRINCIPAL OCCUPATIONS: President, Vivians                                             Municipal Bond           659.633
(Corporate Sales); Vice President, Palmer                                             Global                 1,403.881
Companies (Wholesalers, Retailers and                                                 Value                    297.442
Developers); Vice President, Bellairre                                                Corporate Bond           711.457
Shopping Center (Leasing and Shopping Center                                          U.S. Government          214.332
Management)
------------------------------------------------------------------------------------------------------------------------------------
MARK L. MORRIS, JR., DVM, PhD, 65,                                                    Equity                14,065.363       1990
5500 SW 7th Street, Topeka, Kansas 66606                                              Corporate Bond         3,571.388
POSITION ON FUND BOARD: Director of the Fund
PRINCIPAL OCCUPATIONS: Veterinary Nutrition
Consultant; Independent Investor, Morris Co.
(Personal Investments)
------------------------------------------------------------------------------------------------------------------------------------
MAYNARD F. OLIVERIUS, 56,                         SBL Fund - Series A    3,585.162    Equity                 3,060.812       1998
1500 SW 10th Avenue, Topeka, Kansas 66604                                             Cash                  13,382.390
POSITION ON FUND BOARD: Director of the Fund
PRINCIPAL OCCUPATIONS: President and Chief
Executive Officer, Stormont-Vail Health Care
------------------------------------------------------------------------------------------------------------------------------------
JAMES R. SCHMANK*, 46,                                                                Ultra                  5,329.636       1997
700 SW Harrison Street, Topeka, Kansas                                                Equity                41,882.827
66636-0001                                                                            Growth & Income          761.420
POSITION ON FUND BOARD: Vice President and                                            Global                 1,147.632
Director of the Fund                                                                  Select 25              4,060.116
PRINCIPAL OCCUPATIONS: President and Managing                                         Value                    226.862
Member Representative of Security Management                                          Small Company            308.080
Company, LLC; Senior Vice President, Security                                         Cash                  28,203.720
Benefit Group, Inc. and Security Benefit Life                                         High Yield               626.208
Insurance Company
------------------------------------------------------------------------------------------------------------------------------------

*Nominees who are considered  "interested  persons" of Security Management Company, LLC by reason of their respective positions with
 Security Management Company, LLC, the Fund's investment adviser, and Security Distributors, Inc., the Fund's principal underwriter.

------------------------------------------------------------------------------------------------------------------------------------


   The directors are responsible for general oversight of the Fund's business and for assuring that the Fund is managed in the best interests of its stockholders. The Board of Directors held four meetings during fiscal year 1998, and each director standing for reelection attended all of those meetings, except Mr. Oliverius who attended three Board meetings subsequent to his election in February 1998. The Board of Directors has held six meetings so far during fiscal year 1999 and each director standing for reelection has attended all of the meetings, except Mr. Cleland and Ms. Lumpkin who have attended five of the six meetings. The Board of Directors currently has one committee, the Joint Audit Committee, which also serves as the Nominating Committee.

   The following directors are members of the Fund's Joint Audit Committee: Ms. Lumpkin, Chairperson; Dr. Morris; and Mr. Chubb. The Joint Audit Committee holds at least one regular meeting each year, at which time it meets with the Fund's independent accountants to review: (1) the services provided; (2) the findings of the most recent audit; (3) management's response to the findings of the most recent audit; (4) the scope of the audit performed; and (5) any questions or concerns about the Fund's operations. The Joint Audit Committee met once in 1998 and has met twice so far in 1999. All members of the committee participated in the meetings.

   The Nominating Committee meets on an as-needed basis. The committee did not meet in 1998 and has not met in 1999. The purpose of the committee is to review and recommend to the full Board of Directors candidates for election as independent directors to fill vacancies on the Fund's Board. The Nominating Committee will consider written recommendations from stockholders for possible nominees. Stockholders should submit their written recommendations to the Secretary of the Fund.

   The Fund's directors, except Mr. Cleland and Mr. Schmank who are "interested persons" of the Investment Manager, receive from the Fund an annual retainer of $10,000 and a fee of $1,000 per meeting, plus reasonable travel costs, for each meeting of the Board of Directors attended. In addition, those directors who are members of the Fund's joint audit committee receive a fee of $1,000 per meeting and reasonable travel costs for each meeting of the Fund's audit committee attended. The meeting fee (including the audit committee meeting) and travel costs are paid proportionately by each of the 35 funds to which the Adviser provides investment advisory services (collectively, the "Security Fund Complex") based on each fund's relative net assets.

   The Fund does not pay any fees to, or reimburse expenses of, its directors who are considered "interested persons" of the Investment Manager. The aggregate compensation paid by the Fund to each of the directors during the fiscal year ended December 31, 1998, and the aggregate compensation paid to each of the directors during fiscal year 1998 by the Security Fund Complex, are set forth in the accompanying chart. Each of the directors is a director of each of the other registered investment companies in the Security Fund Complex.

--------------------------------------------------------------------------------------------------------
                                          PENSION OR RETIREMENT
                          AGGREGATE        BENEFITS ACCRUED AS        ESTIMATED       TOTAL COMPENSATION
                         COMPENSATION     PART OF FUND EXPENSES        ANNUAL         FROM THE SECURITY
NAME OF DIRECTOR         ------------     ---------------------     BENEFITS UPON       FUND COMPLEX,
OF THE FUND                SBL FUND             SBL FUND             RETIREMENT       INCLUDING THE FUND
--------------------------------------------------------------------------------------------------------
Donald A. Chubb, Jr.       $13,000                 $0                   $0                 $26,000
John D. Cleland                  0                  0                    0                       0
Penny A. Lumpkin            13,000                  0                    0                  26,000
Mark L. Morris, Jr.         13,212                  0                    0                  26,294
Maynard Oliverius*           9,000                  0                    0                  18,000
James R. Schmank                 0                  0                    0                       0
--------------------------------------------------------------------------------------------------------

*Mr. Oliverius was first elected to the Board of Directors by the other directors on February 6, 1998.

--------------------------------------------------------------------------------------------------------

                                  REQUIRED VOTE

   In the election of directors, each stockholder is entitled to vote that number of shares owned as of the record date multiplied by the number of directors to be elected. A stockholder may cast all such votes for a single director or distribute them among two or more directors. This method of voting for the election of directors is commonly known as "cumulative voting."

   A plurality of the combined votes cast at the meeting by the stockholders of all Series of the Fund is sufficient to approve the election of a director. THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR ALL OF THE NOMINEES TO THE FUND'S BOARD OF DIRECTORS.

                                 PROPOSAL NO. 2
                      SELECTION OF INDEPENDENT ACCOUNTANTS

   The selection by the Fund's Board of Directors of the firm of Ernst & Young LLP as the independent accountants for the Fund for the fiscal year 2000 is to be submitted for ratification or rejection by stockholders at the annual meeting. The firm of Ernst & Young LLP, including a predecessor firm, Arthur Young and Company, has served the Fund as independent accountants since its inception. The independent accountants have no direct or material indirect financial interest in the Fund. Representatives of the firm of Ernst & Young LLP are not expected to be present at the annual meeting. Approval of this Proposal No. 2 requires the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THIS PROPOSAL.

                                 PROPOSAL NO. 3
    TO APPROVE CHANGES TO THE FUNDAMENTAL INVESTMENT LIMITATIONS OF THE FUND

   Certain investment limitations of each Series of the Fund are matters of fundamental policy and may not be changed without the approval of the Series' stockholders. The Investment Manager has recommended to the Board of Directors that certain fundamental investment limitations of the Series be amended or eliminated as set forth below. The Investment Manager believes that the proposed changes reflect more modern investment practices and will more closely conform the investment policies of the Series to those of other mutual funds managed by the Investment Manager. The changes will allow the Investment Manager to manage each Series' investments in a more streamlined and efficient manner. The Investment Manager plans to make conforming changes to the fundamental investment policies and limitations of the other funds under its management to further streamline its investment and compliance processes. The Board of Directors believes that the proposal is in the best interests of the Series' stockholders.

   The Investment Manager believes that increased standardization of fundamental investment policies and limitations will promote operational efficiencies and facilitate monitoring of compliance with fundamental policies. Adoption of the revised limitations, in some cases, also will give the Series the flexibility to change its investment methods in the future without a stockholder vote, provided that the Board of Directors approves any such change. Set forth below is each of the proposed changes. Stockholders have the option to approve all, some or none of the proposed changes.

                                PROPOSAL NO. 3(A)
                 TO AMEND THE FUNDAMENTAL INVESTMENT LIMITATION
                  CONCERNING SHARE OWNERSHIP OF ANY ONE ISSUER

   Each Series of the Fund currently is subject to a fundamental investment limitation concerning limits on investment in the outstanding voting securities of any one issuer, and the Investment Manager recommends a change in the fundamental limitation. The current and proposed fundamental investment limitations are set forth below.

--------------------------------------    --------------------------------------
                CURRENT                                  PROPOSED
--------------------------------------    --------------------------------------
Not to purchase more than 10% of the Not to purchase a security if, as a outstanding voting securities of any result, with respect to 75% of the
one issuer.                               value of a Series' total assets,  more
                                          than  10%  of the  outstanding  voting
                                          securities of any issuer would be held
                                          by the Series (other than  obligations
                                          issued  or   guaranteed  by  the  U.S.
                                          Government,     its     agencies    or
                                          instrumentalities).
--------------------------------------    --------------------------------------

   The proposed fundamental investment limitation would conform the Series' investment limitation to Section 5(b)(1) of the Investment Company Act of 1940 and would allow each Series of the Fund to invest a greater percentage of its assets in a single issuer. If the proposed investment limitation were adopted, a Series would be limited, with respect to 75% of its total assets, to purchasing no more than 10% of the outstanding voting securities of any one issuer. No such limitation would apply, however, to the remaining 25% of the Series' total assets. The proposed fundamental investment limitation, if adopted, could increase the risk to the Series by permitting it to invest a greater percentage of its assets in a single issuer and correspondingly to have greater exposure in the event of adverse developments with respect to such an issuer. While the Series have no present intention of investing greater percentages of their assets in any single issuer, the flexibility to do so may be beneficial to the Series at a future date.

   The Board of Directors believes that adoption of the amended limitation is in the best interests of stockholders because a standardized fundamental investment limitation will facilitate investment compliance efforts and will give the Series the flexibility to take a larger position in the securities of a single issuer if the Investment Manager believes that such a position is advisable and is consistent with the investment objective and policies of the Series. THE BOARD OF DIRECTORS THEREFORE UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR PROPOSAL NO. 3(A).

                                PROPOSAL NO. 3(B)
               TO ELIMINATE THE FUNDAMENTAL INVESTMENT LIMITATION
             CONCERNING INVESTING FOR CONTROL OF PORTFOLIO COMPANIES

   Each Series of the Fund currently is subject to a fundamental investment limitation concerning investing for control of portfolio companies. The
Investment Manager recommends eliminating the fundamental limitation and replacing it with an operating policy that may be changed by the directors without a vote of stockholders. The current fundamental limitation and proposed operating policy are set forth below.

--------------------------------------    --------------------------------------
                CURRENT                                  PROPOSED
--------------------------------------    --------------------------------------
Not to purchase securities for the As an operating policy, the Series may purpose of exercising control over the not invest in companies for the
issuers thereof.                          purpose of  exercising  management  or
                                          control.
--------------------------------------    --------------------------------------

   Elimination of this fundamental investment limitation is unlikely to affect the Series' investment techniques as they have no present intention of investing for control of portfolio companies. The Board of Directors believes that eliminating this fundamental limitation and replacing it with an operating policy is in the best interests of stockholders, because a standardized fundamental investment limitation will facilitate investment compliance efforts. THE BOARD OF DIRECTORS THEREFORE UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR PROPOSAL NO. 3(B).

                                PROPOSAL NO. 3(C)
     TO AMEND THE FUNDAMENTAL INVESTMENT LIMITATION CONCERNING UNDERWRITING

   Each Series of the Fund currently is subject to a fundamental investment limitation concerning underwriting, and the Investment Manager recommends a change in the fundamental limitation. The current and proposed fundamental investment limitations are set forth below (the proposed fundamental investment limitation is currently in place for Series D, H, I and Y of the Fund).

--------------------------------------    --------------------------------------
                CURRENT                                  PROPOSED
--------------------------------------    --------------------------------------
Not to underwrite  securities of other    Not   to   act   as   underwriter   of
issuers.                                  securities issued by others, except to
                                          the  extent   that  a  Series  may  be
                                          considered an  underwriter  within the
                                          meaning of the  Securities Act of 1933
                                          in  the   disposition   of  restricted
                                          securities.
--------------------------------------    --------------------------------------

   The primary purpose of the proposed change is to clarify that the Series are not prohibited from selling restricted securities if, as a result of such sale, a Series would be considered an underwriter under federal securities laws. Approval of this Proposal may subject the Series to additional risk of liability in that underwriters have heightened obligations to purchasers in connection with sales of securities. The Series do not intend to invest in restricted securities in a manner that would cause a Series to be deemed an underwriter and, as a result, consider the risk to be remote. A secondary purpose of this Proposal is to revise the Series' fundamental limitation on underwriting so that it conforms to a limitation that is expected to become standard for all funds managed by the Investment Manager. While the proposed change will have no current impact on the Series, adoption of the proposed standardized fundamental investment limitation will advance the goals of standardization discussed above. THE BOARD OF DIRECTORS THEREFORE UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR PROPOSAL NO. 3(C).

                                PROPOSAL NO. 3(D)
       TO AMEND THE FUNDAMENTAL INVESTMENT LIMITATION CONCERNING BORROWING

   Each Series of the Fund currently is subject to a fundamental investment limitation concerning borrowing, and the Investment Manager recommends a change in the fundamental investment limitation and adoption of an operating policy that may be changed without a vote of stockholders. The current and proposed fundamental investment limitations and proposed operating policy are set forth below (the proposed fundamental investment limitation currently is in place for Series D, H, I, K, M, N, O, P, V, X and Y of the Fund).

--------------------------------------    --------------------------------------
                CURRENT                                  PROPOSED
--------------------------------------    --------------------------------------
Not to borrow money or securities  for    Not to  borrow in excess of 33 1/3% of
any purposes  except that borrowing up    a Series' total assets.
to 5% of a Series'  total  assets from
commercial   banks  is  permitted  for    As an operating policy, the Series may
emergency or temporary purposes. The not borrow money or securities for any Series may also obtain such short-term purposes except that borrowing up to credits as are necessary for the 10% of a Series' total assets from clearance of portfolio transactions. commercial banks is permitted for emergency or temporary purposes.
--------------------------------------    --------------------------------------

   The primary purpose of the proposed change to the fundamental investment limitation concerning borrowing is to conform it to a limitation that is expected to become standard for all funds managed by the Investment Manager. If the proposal is approved, the amended fundamental borrowing limitation cannot be changed without a future vote of stockholders. The operating policy could be changed upon the vote of the Board of Directors.

   Adoption of the proposed amendment is not expected to affect the way the Series are managed, the investment performance of the Series, or the securities or instruments in which the Series invest.

   The increase in the permissible level of borrowing would allow the Board of Directors to amend the operating policy in the future to allow the Series to engage in leveraging. Leveraging is a speculative investment technique which consists of purchasing securities with borrowed funds. There are risks associated with purchasing securities while borrowings are outstanding, including a possible reduction of income and increased fluctuation of net asset value per share. Interest on money borrowed is an expense a Series would not otherwise incur, so that it may have little or no net investment income during periods of substantial borrowings. Borrowing for investment therefore increases both investment opportunity and risk. While the Series have no current intention to purchase securities while borrowings equal to 5% of its total assets are outstanding, the flexibility to do so may be beneficial at a future date.

   The proposed change will have no current impact on the Series. However, adoption of a standardized fundamental investment policy will facilitate investment compliance efforts and will enable the Series to respond more promptly if circumstances suggest such a change in the future. THE BOARD OF DIRECTORS THEREFORE UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR PROPOSAL NO. 3(D).

                                PROPOSAL NO. 3(E)
        TO AMEND THE FUNDAMENTAL INVESTMENT LIMITATION CONCERNING LENDING

   Each Series of the Fund is currently subject to a fundamental investment limitation concerning lending, and the Investment Manager recommends a change in the fundamental investment limitation and adoption of an operating policy that may be changed without a vote of stockholders. The current and proposed fundamental investment limitations and proposed operating policy are set forth below (the proposed fundamental investment limitation is currently in place for Series D, H, I and Y of the Fund).

--------------------------------------    --------------------------------------
                CURRENT                                  PROPOSED
--------------------------------------    --------------------------------------
Not to make  loans  to  other  persons    Not to lend any  security  or make any
except by entry into repurchase other loan if, as a result, more than agreements or by the purchase, upon 33 1/3% of a Series' total assets
original  issuance or otherwise,  of a    would be lent to other parties, except
portion of an issue of publicly (i) through the purchase of a portion distributed bonds, notes, debentures of an issue of debt securities in
or other securities.                      accordance    with   its    investment
                                          objective  and  policies,  or  (ii) by
                                          engaging in repurchase agreements with
                                          respect to portfolio securities.

                                          As an operating policy,  the Series do
                                          not  currently  intend to lend  assets
                                          other   than   securities   to   other
                                          parties.  (This  limitation  does  not
                                          apply to purchases of debt  securities
                                          or to repurchase agreements.)
--------------------------------------    --------------------------------------

   This proposal if adopted would affect the way in which the Series are managed in that it would allow the Series to engage in securities lending. Securities loans are made to broker-dealers or institutional investors or other persons, pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the securities lent marked to market on a daily basis. The collateral received would consist of cash, U.S. government securities, letters of credit or such other collateral as may be permitted under the Series' investment program. While the securities loans are outstanding, the Series would continue to receive the equivalent of the interest or dividends paid by the issuer of the securities, as well as interest on the investment of the collateral or a fee from the borrower. The Series would have a right to call each loan and obtain the securities within the period of time that coincides with the normal settlement time period for purchases and sales of such securities in their respective markets. The Series would not have the right to vote securities while they are being lent, but it would call a loan in anticipation of any important vote.

   The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans would be made only to firms deemed by the Investment Manager to be of good standing and would not be made unless, in the judgment of the Investment Manager, the consideration to be earned from such loans would justify the risk.

   In addition to the potential benefits of securities lending, the adoption of standardized investment policies as proposed will advance the goals of investment limitation standardization. THE BOARD OF DIRECTORS THEREFORE UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR PROPOSAL NO. 3(E).

                                PROPOSAL NO. 3(F)
          TO ELIMINATE THE FUNDAMENTAL INVESTMENT LIMITATION CONCERNING
      SHORT SALES AND MARGIN PURCHASES OF SECURITIES RESTRICTED SECURITIES

   Each Series of the Fund, except Series D, H, I, K, M, N, O, P, V, X and Y currently is subject to a fundamental investment limitation concerning margin purchases of securities and short sales of securities. The Investment Manager recommends that stockholders approve the elimination of this fundamental investment limitation. If the proposal is approved, the Directors intend to replace the current fundamental investment limitation with an operating policy that could be changed without a vote of stockholders. The current fundamental investment limitation and proposed operating policy are set forth below.

--------------------------------------    --------------------------------------
                CURRENT                                  PROPOSED
--------------------------------------    --------------------------------------
Not to effect short sales of As an operating policy, the Series, securities or buy securities on margin other than Series K, do not currently (except such short-term credits as are intend to sell securities short, necessary for the clearance of unless a Series owns or has the right
portfolio transactions).                  to  obtain  securities  equivalent  in
                                          kind and amount to the securities sold
                                          short, and provided that  transactions
                                          in futures  contracts  and options are
                                          not  deemed  to   constitute   selling
                                          securities  short.  In  addition,  the
                                          Series  do  not  currently  intend  to
                                          purchase securities on margin,  except
                                          that  a   Series   may   obtain   such
                                          short-term  credits  as are  necessary
                                          for the clearance of transactions, and
                                          provided   that  margin   payments  in
                                          connection with futures  contracts and
                                          options on futures contracts shall not
                                          constitute  purchasing  securities  on
                                          margin.
--------------------------------------    --------------------------------------

   In a short sale, an investor sells a borrowed security and has a corresponding obligation to the lender to return the identical security. In an investment technique known as a short sale "against the box," an investor sells short while owning the same securities in the same amount, or having the right to obtain equivalent securities. The investor could have the right to obtain equivalent securities, for example, through its ownership of warrants, options, or convertible bonds.

   Margin purchases involve the purchase of securities with money borrowed from a broker. "Margin" is the cash or eligible securities that the borrower places with a broker as collateral against the loan. The Fund's current fundamental investment limitation prohibits a Series from purchasing securities on margin, except to obtain such short-term credits as may be necessary for the clearance of transactions. Policies of the Securities and Exchange Commission (SEC) also allow mutual funds to purchase securities on margin for initial and variation margin payments made in connection with the purchase and sale of futures contracts and options on futures contracts. With these exceptions, mutual funds are prohibited from entering into most types of margin purchases by applicable policies of the SEC. The proposed non-fundamental operating policy includes these exceptions.

   Elimination of the Fund's fundamental investment limitation on margin purchases and short sales is unlikely to affect the Series' investment techniques at this time. If the proposal is approved, however, the Board of Directors would be able to change the proposed operating policy in the future, without a vote of stockholders. In the event of a change in state or federal regulatory requirements, a Series may change its investment practices in the future. The Board of Directors believes that efforts to standardize operating policies will facilitate the Investment Manager's investment compliance and are in the best interest of stockholders. THE BOARD OF DIRECTORS THEREFORE UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR PROPOSAL NO. 3(F).

                                PROPOSAL NO. 3(G)
               TO ELIMINATE THE FUNDAMENTAL INVESTMENT LIMITATION
               CONCERNING INVESTMENT IN OTHER INVESTMENT COMPANIES

   Each Series of the Fund, except Series D, H, I, K, M, N, O, P, V, X and Y, currently is subject to a fundamental investment limitation concerning investment in securities of other investment companies, and the Investment Manager recommends that stockholders approve the elimination of this fundamental investment limitation. If the proposal is approved, the Directors intend to replace the current fundamental investment limitation with an operating policy that could be changed without a vote of stockholders. The current fundamental investment limitation and proposed operating policy are set forth below.

--------------------------------------    --------------------------------------
                CURRENT                                  PROPOSED
--------------------------------------    --------------------------------------
Not to  invest  in the  securities  of    As an operating policy, the Series may
other investment companies.               not,   except  in  connection  with  a
                                          merger, consolidation, acquisition, or
                                          reorganization,    invest    in    the
                                          securities    of   other    investment
                                          companies,  except in compliance  with
                                          the Investment Company Act of 1940.
--------------------------------------    --------------------------------------

   Elimination of the above fundamental limitation is not expected to have a significant impact on the Series' investment practices, because the Series currently do not expect to invest in shares of other investment companies. However, investment in shares of money market mutual funds may from time to time offer a convenient way to invest the Series' idle cash. To the extent that a Series invests in shares of other investment companies, it will have the effect of requiring stockholders to pay the operating expenses of two mutual funds. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR PROPOSAL NO. 3(G).

                                PROPOSAL NO. 3(H)
                 TO AMEND THE FUNDAMENTAL INVESTMENT LIMITATION
                    CONCERNING BUYING OR SELLING REAL ESTATE

   Each Series of the Fund currently is subject to a fundamental investment limitation concerning investment in real estate, and the Investment Manager recommends a change in the fundamental investment limitation. The current and proposed fundamental investment limitations are set forth below.

--------------------------------------    --------------------------------------
                CURRENT                                  PROPOSED
--------------------------------------    --------------------------------------
Not to purchase or sell interests in Not to purchase or sell real estate real estate except as are represented unless acquired as a result of by securities of companies, including ownership of securities or other real estate trusts whose assets instruments (but this shall not consist substantially of interests in prevent a Series from investment in real estate, including obligations securities or other instruments backed secured by real estate or interest by real estate or securities of therein and which therefore may companies engaged in the real estate
represent  indirect  interest  in real    business).
estate.
--------------------------------------    --------------------------------------

   The Series have interpreted this fundamental investment limitation to allow the purchase of securities or other instruments backed by real estate or securities of companies engaged in the real estate business. The proposed investment limitation makes explicit this interpretation and also specifically permits the Series to sell real estate acquired as a result of ownership of securities or other instruments. The Investment Manager considers direct ownership of real estate as a result of ownership of securities or other instruments to be a remote possibility. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR PROPOSAL NO. 3(H).

                                PROPOSAL NO. 3(I)
                 TO AMEND THE FUNDAMENTAL INVESTMENT LIMITATION
                 CONCERNING COMMODITIES OR COMMODITIES CONTRACTS

   Each Series of the Fund currently is subject to a fundamental investment limitation concerning investment in commodities or commodities contracts, and the Investment Manager recommends a change in the fundamental investment limitation. The current and proposed fundamental investment limitations are set forth below.

--------------------------------------    --------------------------------------
                CURRENT                                  PROPOSED
--------------------------------------    --------------------------------------
For all Series, except Series D, H, I Not to purchase or sell physical and Y, not to own, buy, sell or commodities, except that a Series may
otherwise   deal  in   commodities  or    enter  into  futures   contracts   and
commodity     contracts;     provided,    options thereon.
however,  that Series K, M, N, O, P, V    --------------------------------------
and X may enter into forward  currency
contracts     and    other     forward
commitments   and    transactions   in
futures,   options   and   options  on
futures.

For  Series  D,  H,  I and  Y,  not to
invest in  commodities,  except that a
Series  may  as  consistent  with  its
investment objective and policies: (a)
purchase  and  sell  options,  forward
contracts   and   futures   contracts,
including  without   limitation  those
relating to indices;  (b) purchase and
sell  options on futures  contracts or
indices;  and  (c)  purchase  publicly
traded    securities    of   companies
engaging in such activities.
--------------------------------------

   The Series have interpreted the fundamental policy limitation concerning commodities to allow investment in financial futures contracts and options thereon. The proposed amendment of this fundamental policy limitation modernizes the language to reflect this interpretation but does not change the Series' approach to investing in commodities. The Series do not intend to engage in the buying or selling of physical commodities such as pork, corn and wheat futures or related commodity contracts other than financial instruments. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR PROPOSAL NO. 3(I).

                                  REQUIRED VOTE

   Each of Proposal Nos. 3(a) through 3(i) will be adopted with respect to a Series of the Fund if it is approved by the vote of a majority of outstanding shares of that Series, as defined in the 1940 Act. A "majority vote" is defined as the lesser of (a) a vote of 67% or more of the Series shares whose holders are present or represented by proxy at the meeting if the holders of more than 50% of all outstanding Series shares are present in person or represented by proxy at the meeting, or (b) a vote of more than 50% of all outstanding Series shares.

   Each change that is approved by stockholders will become effective upon the conclusion of the Meeting and the investment limitations will be as described above and set forth in Exhibit A. For any change that is not approved by a majority vote of a Series shares, the Series' current investment limitation, as set forth in the applicable sub-portion of Proposal 3, would remain unchanged with respect to that Series. The Board of Directors believes that all of the proposed changes to the fundamental investment limitations of the Series, as set forth in Proposal No. 3, are in the best interests of stockholders. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING FOR ALL OF THE CHANGES SET FORTH IN PROPOSAL NO. 3.

                                 PROPOSAL NO. 4
             APPROVAL OF AN ARRANGEMENT AND NEW INVESTMENT ADVISORY
          CONTRACT THAT WOULD PERMIT SECURITY MANAGEMENT COMPANY, LLC,
            WITH BOARD APPROVAL, TO ENTER INTO OR AMEND SUB-ADVISORY
                     AGREEMENTS WITHOUT STOCKHOLDER APPROVAL

   The Board of Directors of the Fund recommends the approval of an arrangement, along with a new Investment Advisory Contract, that together would permit SMC, subject to Board approval, to enter into and/or amend sub-advisory agreements without obtaining the approval of Fund stockholders.

   The Fund currently issues its shares in 17 separate series (each a "Series"). If the proposal were approved, SMC on behalf of the Fund, would be provided with greater flexibility in retaining the services of one or more sub-advisers, replacing sub-advisers or materially amending the terms of a sub-advisory contract; including the Fund's sub-advisers for the following Series:

               -------------------------------------------------
               SERIES      SUB-ADVISER
               -------------------------------------------------
                           OppenheimerFunds, Inc.
               D           Two World Trade Center
                           New York, New York 10048
               -------------------------------------------------
                           Bankers Trust Company
               H and I     One Bankers Trust Plaza
                           New York, New York 10006
               -------------------------------------------------
                           Strong Capital Management, Inc.
               X           900 Heritage Reserve
                           Menomonee Falls, Wisconsin 53051
               -------------------------------------------------
                           Wellington Management Company, L.L.P.
               K and M     75 State Street
                           Boston, Massachusetts 02109
               -------------------------------------------------
                           T. Rowe Price Associates, Inc.
               N and O     100 East Pratt Street
                           Baltimore, Maryland 21202
               -------------------------------------------------

   SMC has engaged each of the above-named Sub-Advisers to provide investment advisory services to the Fund pursuant to sub-advisory agreements entered individually with each Sub-Adviser. SMC has no present intention to change any of the Series' sub-advisers or its current sub-advisory agreements.

   Section 15(a) of the 1940 Act requires that all contracts pursuant to which persons serve as investment advisers to investment companies be approved by stockholders. As interpreted, this requirement would apply to the appointment of sub-advisers to the Fund. In order to obtain stockholder approval in accordance with Section 15(a) of the 1940 Act, the Fund would have to prepare and distribute proxy materials and hold a special meeting of stockholders, causing it to incur costs and delays in implementing contracts with sub-advisers. The United States Securities and Exchange Commission (the "SEC"), however, has granted conditional exemptions from the stockholder approval requirements. SMC and the Fund have applied for such an exemption. If the exemption is granted and the proposal is approved, any sub-advisory agreement entered into would continue to require the approval of a majority of the Board, including a majority of the Directors who are not "interested persons" of the Fund or SMC (as defined in the 1940 Act). Thus, the Board could, if it determined it to be in the best interests of the Fund and its investors, authorize SMC to hire or replace one or more sub-advisers, including those sub-advisers above mentioned, or change the terms of sub-advisory agreements, including SMC's current sub-advisory agreements. The Fund would not have to obtain approval of stockholders, who would instead receive notice of the change, including the same information they would receive in a proxy statement if their approval were required.


   The Board has approved the submission of an application to the SEC for an order exempting the Fund from the requirement of the 1940 Act that stockholders approve sub-advisory agreements or amendments thereto. On November 30, 1999, the Board met to consider placing this proposal on the agenda for the stockholder meeting. After consideration of information about the proposal that was provided by SMC (including the information contained in the exemptive application), the Board concluded that the proposal is reasonable, fair, and in the best interest of the Fund and its stockholders. Accordingly, the Board unanimously approved the proposal and voted to recommend its approval by stockholders. As noted above, this proposal also involves the consideration of a new Investment Advisory Contract between the Fund and SMC. Proposal No. 5, the Brokerage Enhancement Plan, if approved would also necessitate certain changes to the existing Investment Advisory Contract. Refer to Proposal No. 5 for the specific changes which would be made to the Investment Advisory Contract in connection with the Brokerage Enhancement Plan. The new contract recognizes the fact that SMC may , with Board approval, retain the services of one or more sub-advisers, replace sub-advisers or amend sub-advisory contracts as contemplated in this proposal. The new Investment Advisory Contract does NOT provide for any increase in the investment advisory fee paid to SMC. However, if this proposal were adopted, it would permit SMC to renegotiate the fees it pays to sub-advisers so that a larger portion of the fee under the Investment Advisory Contract would be retained by SMC. Renegotiating fees with sub-advisers in such a situation would not require approval of stockholders, but would require approval of the Board. The existing and new Investment Advisory Contracts are described in more detail below under the headings "Existing Investment Advisory Contract" and "New Investment Advisory Contract," respectively.


   The Board now seeks the approval of Fund stockholders which would: (i) authorize SMC on behalf of the Fund to enter into sub-advisory agreements or amend such agreements without obtaining stockholder approval; and (ii) approve the new Investment Advisory Contract between the Fund and SMC. The Fund's use of the authority that would be granted by this proposal is contingent upon the SEC's issuance of an order permitting the Fund to do so.

                      BOARD CONSIDERATION OF PROPOSAL NO. 4

   At its November 30, 1999 meeting, the Board considered various information provided by SMC, including the information contained in the exemptive application submitted to the SEC. Based on this information, the Board concluded that approval of the proposal is in the best interests of the Fund and its investors. Among the things considered by the Board in reaching this conclusion was that (i) the proposal would permit the Fund to avoid the costs and administrative burden that would be incurred if the Fund was compelled to conduct a proxy solicitation each time SMC and the Board determine to hire a sub-adviser or amend a sub-advisory agreement; (ii) to the extent that SMC retains the services of a sub-adviser on behalf of any Series of the Fund, the sub-adviser plays a role analogous to that of an individual portfolio manager, thus making approval of the sub-advisory agreement less important to Fund stockholders; and (iii) the proposal would maintain important safeguards and protections for Fund stockholders. The information considered by the Board is discussed in greater detail below.

   Currently, in order to approve a sub-advisory agreement (including the requirement to re-approve a sub-advisory agreement that has been terminated as a result of an "assignment"), to substitute one sub-adviser for another, or to amend a sub-advisory agreement, the Fund must obtain the approval of stockholders. Seeking this approval imposes costs and burdens on the Fund and, indirectly, upon stockholders. Some of these costs include printing costs for the proxy statements, proxy cards, and return envelopes; postage (including return postage); tabulation of proxy cards; if necessary, solicitation and other expenses incurred in order to obtain a quorum; and the costs of the meeting itself. Accordingly, the Board considered that the proposal would permit the Fund to minimize these expenses and administrative burdens when retaining or replacing sub-advisors, or when materially amending a sub-advisory agreement.

   In addition, under the current arrangement, once SMC and the Board determine that using the services of one or more sub-advisers (or replacing or eliminating a sub-adviser, or amending a sub-advisory agreement once a sub-adviser is retained) is in the best interest of stockholders, a delay may occur until the Fund can obtain the necessary approval of stockholders. Typically, it requires approximately three months to prepare a proxy solicitation, send it to stockholders, receive and tabulate the result, and hold the meeting. During this period, the Fund loses the benefit of the addition or replacement of the sub-adviser, or the amendment to the sub-advisory agreement. Approval of the proposal would permit the Board and SMC to reduce or eliminate this delay.

   The second factor considered by the Board was the fact that, to the extent a Fund uses the services of one or more sub-advisers, the sub-adviser plays a role analogous to that of an individual portfolio manager employed by a typical mutual fund's investment adviser, making approval of sub-advisory agreements less important. In the case of a mutual fund that does not use a sub-adviser, the fund's investment adviser provides corporate management and administrative services, along with portfolio management services. Typically, the investment adviser chooses an individual or individuals on its staff to perform the actual day-to-day management of the portfolio. Although the investment adviser discloses to stockholders the individual's identity, the company is not required to, and does not, submit approval of the choice of individual to the stockholders. Rather, accountability lies with the investment adviser itself, which has the responsibility of monitoring the individual's investment performance and replacing the individual if doing so is in the best interest of stockholders.

   Under a structure where sub-advisers are used, the sub-adviser takes the place of the individual portfolio manager. The investment adviser has ultimate accountability for the performance of the sub-advisers. The Board believes that stockholders will expect SMC to select and retain sub-advisers who successfully meet the Fund's objectives and policies and replace those who do not. The Board further believes that, in such cases, stockholders will determine to rely on SMC's ability to select, monitor, and terminate sub-advisers just as stockholders have currently elected to rely upon SMC to select individual portfolio managers and analysts on its staff and supervise them accordingly.

   The third factor considered by the Board was that the proposal preserves certain protections and safeguards for the Fund and its stockholders. For example, although the proposal would authorize SMC on behalf of the Fund to enter into or amend sub-advisory agreements, any change in the investment advisory contract between the Fund and SMC, or the replacement of SMC itself, would continue to require approval of Fund stockholders. In addition, stockholders would receive the same information about sub-advisers as they currently would. In the event SMC, with the approval of the Board, determines to use the services of a sub-adviser or replace a sub-adviser, stockholders would receive, within ninety days of the change, the same information about the sub-adviser and sub-advisory agreement they would receive in a proxy statement if their approval were required.

                                 APPROVAL BY SEC

   As noted above, the Board has approved the submission of an application to the SEC for an order of exemption from certain requirements of the 1940 Act in order to permit the Fund to use the authority to enter into or amend sub-advisory agreements as contemplated by this proposal. Any use of that authority is contingent upon obtaining the requested order from the SEC. The application for exemption contains conditions to which the order would be subject. The conditions are set forth in Exhibit B. It is possible that the SEC may require certain changes to the application or impose additional conditions prior to granting the order. The Fund will agree to such changes if the Board and SMC determine that it is in the best interests of the Fund and its stockholders to do so. It is also possible that the SEC may refuse to grant the order entirely, although the SEC has granted similar exemptions to other mutual fund companies under similar circumstances in the past. In that case, the Board will take what further actions it deems to be in the best interests of the Fund and its stockholders.

                                  REQUIRED VOTE

   The proposal will be adopted with respect to a Series of the Fund if it is approved by the vote of a majority of outstanding shares of that Series, as defined in the 1940 Act, which is the lesser of (a) a vote of 67% or more of the Series shares whose holders are present or represented by proxy at the meeting if the holders of more than 50% of all outstanding Series shares are present in person or represented by proxy at the meeting, or (b) a vote of more than 50% of all outstanding Series shares. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR PROPOSAL NO. 4.

                      EXISTING INVESTMENT ADVISORY CONTRACT

   SMC currently serves as the investment adviser to the Series of the Fund pursuant to the terms of an Investment Advisory Contract dated June 20, 1977, as amended (the "Existing Contract"). The Existing Contract was last approved by the Board of Directors of the Fund on February 10, 1999 and was last approved by Fund stockholders on the following dates:

        ----------------------------------------------------------------
           SERIES              DATE          SERIES           DATE
        ----------------------------------------------------------------
        A, B, C and E     March 31, 1989       P        July 26, 1996
        D                 April 26, 1991       S        April 24, 1992
        H, Y and I        April 30, 1999       V        April 29, 1997
        J                 April 23, 1993       X        October 14, 1997
        K, M, N and O     April 18, 1995
        ----------------------------------------------------------------


   The Existing Contract was last submitted to stockholders for approval on April 30, 1999 and was submitted for the purpose of adding Series H, I and Y to the Contract. Unless superseded by the proposed new Investment Advisory Contract, in connection with either this Proposal or Proposal No. 5, the Existing Contract will continue in effect until May 1, 2000, and from year to year thereafter providing such continuance is specifically approved by the vote of a majority of the Board of Directors of the Fund (including a majority of such directors who are not parties to the contract or interested persons of any such party) cast in person at a meeting specifically called for voting on such renewal. If Proposal No. 4 is approved by stockholders, the new Investment Advisory Contract with a provision allowing SMC to hire and replace sub-advisers and amend the contracts of such sub-advisers without stockholder approval, would be adopted. If Proposal No. 4 is not approved by stockholders, but Proposal No. 5 is approved, the new Investment Advisory Contract with a provision that permits SMC to direct Fund portfolio trades to its broker/dealer affiliate would be adopted. If neither proposal is approved by stockholders, the Existing Contract would continue in effect.


   Under the Existing Contract, SMC furnishes each Series of the Fund with investment research and advice and an investment program. In addition, SMC provides for the compilation and maintenance of records relating to its duties as required by the rules and regulations of the SEC. Under the terms of the Existing Contract, SMC is not subject to any liability for any errors of judgment or mistake of law or for any loss sustained by reason of the adoption of any investment policy so long as such recommendation shall have been made with due care and in good faith. Nothing in the Existing Contract, however, shall protect SMC against any liability to the Fund or its stockholders by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the agreement.

   SMC pays its expenses in connection with providing investment advisory services to the Fund under the Existing Contract. SMC has also agreed that, if the total annual expenses of any Series of the Fund, exclusive of interest, taxes, brokerage fees and extraordinary expenses, but inclusive of its own investment advisory fee, exceeds any expense limitation imposed by state securities law or regulation in any state in which shares are offered, SMC will contribute to such Series such funds or waive such portion of its fee as may be necessary to insure that the annual expenses of such Series will not exceed any such limitation. SMC has also agreed that if the total annual expenses of Series H or Y exceeds 1.75%, or if the total annual expenses of Series I exceeds 2.25%, in each case exclusive of interest, taxes, extraordinary expenses and brokerage fees and commissions, but inclusive of SMC's own advisory fee, then SMC will waive or reimburse expenses in order to keep those Series' expenses at the specified level.

   For its services under the Existing Contract, SMC receives from the Fund, on an annual basis, a fee equal to .75% of Series A, B, E, H, J, K, P, S, V and Y; 5% of Series C; 1.00% of Series D, M, N, O and X; and 1.10% of Series I of the average daily closing value of each Series of the Fund, such fee computed daily and payable monthly. SMC received from the Fund advisory fees of $28,302,875 during the fiscal year ended December 31, 1998. No brokerage commissions were paid by the Fund to an affiliated broker for the year ended December 31, 1998.

   The Existing Contract may be terminated without penalty at any time upon sixty days' notice by the Board of Directors of the Fund, by vote of the holders of a majority of the outstanding voting securities of the Fund, or by SMC. The Existing Contract is terminated automatically in the event of its assignment (as such term is defined in the Investment Company Act of 1940).

   SMC also serves as the Fund's administrative and transfer agent. SMC received, in the aggregate from the Series of the Fund, $2,129,577 for administrative services and $52,490 for transfer agency services during the year ended December 31, 1998.

                      PROPOSED INVESTMENT ADVISORY CONTRACT

   SMC  proposes  to enter into a new  Investment  Advisory  Contract  (the "New
Contract") with the Fund. A form of the New Contract is attached hereto as Exhibit C. The form of the New Contract was proposed by SMC and was approved on November 30, 1999, by the Board of Directors of the Fund (including a majority of such directors who are not parties to such contract or interested persons of any such party). Other than the provision relating to sub-advisory arrangements, and the provision relating to the ability of SMC to place the Fund's purchase and sale of portfolio securities with SMC's broker/dealer affiliate as discussed in connection with Proposal No. 5., there are no material differences between the Existing Contract and the New Contract. In particular, the New Contract does NOT provide for any increase in the investment advisory fee paid to SMC. It is expected that the New Contract will become effective on January 27, 2000, provided that on the Meeting date it is approved by a majority vote of the holders of the outstanding voting securities of the Fund.

   In approving the New Contract, and in recommending that stockholders approve the New Contract, the Board considered such factors as it deemed reasonably necessary and appropriate, including (1) the nature, extent and quality of the services expected to be provided to the Fund by SMC; (2) SMC's past investment performance with respect to the Fund; (3) the costs of services to be provided by SMC; (4) the fact that the compensation payable to SMC by the Fund is the same under the New Contract as it is under the Existing Contract; (5) other sources of revenue accruing to SMC and its affiliates as a result of its relationship with the Fund, including any intangible benefits that accrue to SMC and its affiliates; (6) the Fund's expenses compared to other funds; and (7) such other factors as the Board deemed relevant. The Board gave equal weight to each of the above factors when considering approval of the New Contract. Based on the considerations above, the Board determined that the New Contract is in the best interests of the Fund and its stockholders.

          MORE INFORMATION ABOUT THE INVESTMENT MANAGER AND DISTRIBUTOR

   The Fund currently has no distributor. However, in connection with the proposed Brokerage Enhancement Plan discussed in Proposal No. 5, the Fund's Board has approved a distribution agreement between the Fund and Security Distributors, Inc. ("SDI"), pursuant to which SDI would become the Fund's distributor. Accordingly, if Proposal No. 5 is adopted, it is expected that SDI will become the Fund's distributor. SDI is a wholly owned subsidiary of Security Benefit Group, Inc. ("SBG"), a holding company wholly owned by Security Benefit Life Insurance Company ("SBL"). SMC is a limited liability company owned by its members, SBL and SBG. SBL is wholly owned by Security Benefit Corp. (except for shares held by the Directors of SBL as required by Kansas law) and Security Benefit Corp. is wholly owned by Security Benefit Mutual Holding Company. The address of each of the foregoing companies is 700 SW Harrison Street, Topeka, Kansas 66636-0001.

   The principal occupations, and positions with SMC and the Fund, of the principal executive officer and each officer and director of SMC are as follows:

                         EXECUTIVE OFFICERS OF THE FUND

------------------------------------------------------------------------------------------------------------------------------------
NAME, AGE AND ADDRESS*          PRINCIPAL OCCUPATION                                  POSITION WITH SMC          POSITION WITH FUND
------------------------------------------------------------------------------------------------------------------------------------
James R. Schmank, 46**          President and Managing Member Representative,         President and Managing     Vice President
                                SMC; Senior Vice President, Security Benefit          Member Representative      and Director
                                Group, Inc. and Security Benefit Life Insurance
                                Company
------------------------------------------------------------------------------------------------------------------------------------
John D. Cleland, 63             Senior Vice President and Managing Member             Senior Vice President      President and
                                Representative, SMC; Senior Vice President,           and Managing Member        Director
                                Security Benefit Group, Inc. and Security Benefit     Representative
                                Life Insurance Company
------------------------------------------------------------------------------------------------------------------------------------

Terry Milberger, 51             Senior Vice President and Senior Portfolio            Senior Vice President      Senior Vice
                                Manager, SMC; Senior Vice President, Security         and Senior Portfolio       President
                                Benefit Group, Inc. and Security Benefit Life         Manager
                                Insurance Company

------------------------------------------------------------------------------------------------------------------------------------
Amy J. Lee, 38                  Secretary, SMC; Vice President, Associate General     Secretary                  Secretary
                                Counsel and Assistant Secretary, Security Benefit
                                Group, Inc. and Security Benefit Life Insurance
                                Company
------------------------------------------------------------------------------------------------------------------------------------

Brenda M. Harwood, 36           Assistant Vice President and Treasurer, SMC;          Assistant Vice             Treasurer
                                Assistant Vice President, Security Benefit Group,     President and
                                Inc. and Security Benefit Life Insurance Company      Treasurer
------------------------------------------------------------------------------------------------------------------------------------
Cindy L. Shields, 32            Second Vice President and Portfolio Manager, SMC;     Second Vice President      Second Vice
                                Second Vice President, Security Benefit Group,        and Portfolio Manager      President
                                Inc. and Security Benefit Life Insurance Company

------------------------------------------------------------------------------------------------------------------------------------
Thomas A. Swank, 39             Senior Vice President and Portfolio Manager, SMC;     Senior Vice President      Vice President
                                Senior Vice President, Security Benefit Group,        and Portfolio Manager
                                Inc. and Security Benefit Life Insurance Company
------------------------------------------------------------------------------------------------------------------------------------
Steven M. Bowser, 39            Second Vice President and Portfolio Manager, SMC;     Second Vice President      Vice President
                                Second Vice President, Security Benefit Group,        and Portfolio Manager
                                Inc. and Security Benefit Life Insurance Company
------------------------------------------------------------------------------------------------------------------------------------

James P. Schier, 42             Second Vice President and Portfolio Manager, SMC;     Second Vice President      Vice President
                                Second Vice President, Security Benefit Group,        and Portfolio Manager
                                Inc. and Security Benefit Life Insurance Company.
                                Prior to February 1997, Assistant Vice President
                                and Senior Research Analyst, SMC; Prior to August
                                1995, Portfolio Manager, Mitchell Capital
                                Management. Prior to March 1993, Vice President
                                and Portfolio Manager, Fourth Financial
------------------------------------------------------------------------------------------------------------------------------------
David Eshnaur, 39               Assistant Vice President and Portfolio Manager,       Assistant Vice             Vice President
                                SMC; Assistant Vice President, Security Benefit       President and
                                Group, Inc. and Security Benefit Life Insurance       Portfolio Manager
                                Company
------------------------------------------------------------------------------------------------------------------------------------
Michael A. Petersen, 44         Vice President and Senior Portfolio Manager, SMC;     Vice President and         Vice President
                                Vice President, Security Benefit Group, Inc. and      Senior Portfolio
                                Security Benefit Life Insurance Company. Prior to     Manager
                                November 1997, Director of Equity Research and
                                Fund Management, Old Kent Bank and Trust
                                Corporation

------------------------------------------------------------------------------------------------------------------------------------
Christopher D. Swickard, 34     Assistant Secretary, SMC; Assistant Vice              Assistant Secretary        Assistant Secretary
                                President and Assistant Counsel, Security Benefit
                                Group, Inc. and Security Benefit Life Insurance
                                Company
------------------------------------------------------------------------------------------------------------------------------------

 *All located at 700 SW Harrison Street, Topeka, KS 66636-0001 unless otherwise noted.
**Principal executive officer

------------------------------------------------------------------------------------------------------------------------------------

   SMC acts as investment adviser for certain other mutual funds with investment objectives similar to the investment objectives of certain Series of the Fund. Set forth below are the names of the applicable Series of the Fund, the name of the other similar mutual fund, information concerning the similar funds' net assets as of September 30, 1999, the fees paid to SMC for its services to the other mutual funds and information concerning certain expense caps for the similar mutual funds.


----------------------------------------------------------------------------------------
                                                                         ANNUAL RATE OF
SERIES OF                                           NET ASSETS OF         COMPENSATION
THE FUND            NAME OF SIMILAR FUND             SIMILAR FUND       FOR SIMILAR FUND
----------------------------------------------------------------------------------------
Series A      Security Equity Fund                 1,081,557,304.14           *
Series B      Security Growth and Income Fund         84,921,713.34           *
Series C      Security Cash Fund                      71,012,155.86          0.50%
Series D      Security Global Fund                    49,085,179.79           **
Series E      Security Corporate Bond Fund            57,758,690.32          0.50%
Series H      Security Enhanced Index Fund            22,385,274.90          0.75%
Series I      Security International Fund              74,48,427.31          1.10%
Series J      Security Ultra Fund                    104,150,626.58           *
Series P      Security High Yield Fund                10,904,943.36          0.60%
Series S      Security Social Awareness Fund          22,942,860.14          1.00%
Series V      Security Value Fund                     33,623,868.81          1.00%
Series X      Security Small Company Fund             20,197,058.41          1.00%
Series Y      Security Select 25 Fund                 31,354,896.87          0.75%
----------------------------------------------------------------------------------------
 *2% of the first $10  million,  1.5% of the next $20 million,  and 1% of the  remaining average net assets.
**2% of the first $70 million, and 1.5% of the remaining average net assets.
----------------------------------------------------------------------------------------


   For each of the similar funds, SMC has agreed that if the total annual expenses of any of the funds, exclusive of interest, taxes, Rule 12b-1 distribution fees (if any), brokerage fees and extraordinary expenses, but inclusive of SMC's own investment advisory fee, exceeds any expense limitation imposed by state securities law or regulation in any state in which such funds are offered, SMC will contribute to such fund or waive such portion of its fee as may be necessary to insure that the annual expenses of such fund will note exceed any such limitation. SMC has also agreed that if the total annual expenses of Security Cash Fund exceeds 1.00%, Security Enhanced Index Fund or Security Select 25 Fund exceeds 1.75%, or if the total annual expenses of Security International Fund exceeds 2.25%, in each case exclusive of interest, taxes, Rule 12b-1 distribution fees (if any), brokerage fees and extraordinary expenses, but inclusive of SMC's own investment advisory fee, then SMC will waive or reimburse expenses in order to keep those fund's expenses at the specified level.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

   The following chart shows the shares of common stock of the Fund beneficially owned by directors and executive officers of the Fund.


--------------------------------------------------------------------------------
                NUMBER OF SHARES BENEFICIALLY OWNED AS
                OF NOVEMBER 30, 1999 BY ALL DIRECTORS
 SERIES           AND EXECUTIVE OFFICERS AS A GROUP          PERCENTAGE OF CLASS
--------------------------------------------------------------------------------
Series A                      4,519.0312                           0.0114%
Series B                         44.2280                           0.0001%
Series I                         45.1264                           0.0062%
Series S                        318.6740                           0.0043%
--------------------------------------------------------------------------------
*No director or "named  executive  officer" of the Fund  beneficially  owned any shares of common stock of the Fund as of November 30, 1999, except as shown in the above chart.
--------------------------------------------------------------------------------


                                 PROPOSAL NO. 5
              TO APPROVE OR DISAPPROVE A BROKERAGE ENHANCEMENT PLAN
            (THE "PLAN") PURSUANT TO RULE 12B-1 UNDER THE INVESTMENT
               COMPANY ACT OF 1940, AND A NEW INVESTMENT ADVISORY
           CONTRACT THAT WOULD PERMIT THE IMPLEMENTATION OF THE PLAN.

            INTRODUCTION AND RECOMMENDATION OF THE BOARD OF DIRECTORS

   Until now, neither the Fund nor any of the Series has had a "principal underwriter." Although it is not required to do so, Security Distributors, Inc. (the "Distributor"), as principal underwriter of the Variable Contracts, currently pays many of the expenses used to finance activities that are primarily intended to result in the sale of Fund shares through the sale of variable life and variable annuity contracts funded by the Fund (the "Variable Contracts"). The Distributor's ability to pay the costs associated with a higher level of sales activities is limited by its available resources.

   At a meeting of the Board of Directors of the Fund (the "Board") held on November 30, 1999, the Board, including the Directors who are not "interested persons" of the Fund (as defined in the Investment Company Act of 1940) (the "Independent Directors") and who have no direct or indirect financial interest in the operation of the Plan, unanimously voted to approve the Plan and a new investment advisory contract that would permit the implementation of the Plan. The Plan is intended to assist in promoting the sale of the Fund's shares by providing the Distributor with further resources. The Board recommends that the stockholders of each Series approve the Plan. A copy of the Plan may be found in Exhibit D.

                             DESCRIPTION OF THE PLAN


   In summary, the Plan would authorize the Fund to place orders for the purchase or sale of portfolio securities or other assets with: (i) broker-dealers that have agreed to direct a portion of their brokerage commissions to the Distributor, or other introducing brokers ("Brokerage Payments") to be used to finance activities that are primarily intended to result in the sale of Fund shares through the sale of Variable Contracts; and
(ii) broker-dealers that, in addition to executing the trade, will provide brokerage credits, benefits or other services ("Brokerage Credits") to be used directly or indirectly to promote the distribution of Fund shares through the sale of Variable Contracts. The brokerage commission rates and commission amounts paid by the various Series of the Fund are not expected to increase as a result of the implementation of the Plan. The Distributor, an affiliate of SBL, is the principal underwriter of the Variable Contracts. As part of the Plan, the Distributor would also become the principal underwriter of the Fund, with responsibility for promoting sales of shares of each Series.


   The Distributor, however, would not receive any compensation from the Fund for its activities to promote sales of Fund shares. Instead, under the Plan, the Distributor would be authorized to direct that the Investment Manager or a Sub-Advisor, subject to the requirement to seek best price and execution, effect brokerage transactions in portfolio securities through broker-dealers in a manner that will help promote the sale of the Fund's shares. It is anticipated that activities or services which will be procured through the expenditure of Brokerage Payments and Brokerage Credits will include:

*  Developing,  preparing,  printing,  and  mailing  of  advertisements,   sales
   literature and other promotional material describing and/or relating to the Fund, the Series, or the Variable Contracts.

*  Printing  and  mailing  of  Fund   prospectuses,   statements  of  additional
   information, any supplements thereto and shareholder reports for existing and prospective Variable Contract owners.

* Holding or participating in seminars and sales meetings designed to promote the distribution of shares of the Fund, the Series or the Variable Contracts, including materials intended either for broker-dealer only use or for retail use.

*  Providing  information about the Fund, its Series or the Variable  Contracts,
   or  mutual   funds  or  variable   contracts   in  general,   to   registered
   representatives of broker-dealers.

* Providing assistance to broker-dealers that are conducting due diligence on the Fund or its Series or the Variable Contracts.

* Payment of Marketing Fees requested by broker-dealers who sell Variable Contracts.

* Obtaining information and providing explanations to Variable Contract owners regarding Series investment options and policies and other information about the Fund and its Series, including the performance of the Series.

*  Training sales personnel regarding sales of Variable Contracts.

*  Personal service and/or maintenance of the Variable Contract owner accounts.

*  Payment of commissions to broker-dealers who sell Variable Contracts.

* Financing any other activity that is intended to result in the sale of Fund shares or the Variable Contracts.

   The Distributor may also use amounts generated under the Plan to defray legal and administrative costs associated with implementation of the Plan.


   The Plan permits Brokerage Payments and Brokerage Credits generated by securities transactions from one Series to inure to the benefit of that Series, any other Series, or to the Fund as a whole. However, amounts generated under the Plan and amounts expended under the Plan will be tracked separately for each Series of the Fund.


   The Distributor will be obligated to use all of the Brokerage Payments and Brokerage Credits generated under the Plan for distribution expenses, except for a small amount which may be used to defray the costs associated with implementing the Plan, including the Distributor's costs associated with becoming and acting as an introducing broker-dealer under the Plan. Accordingly, the Distributor will not make any profit from the operation of the Plan.
However, the Distributor could indirectly benefit from the Plan in that Brokerage Payments and Brokerage Credits generated under the Plan may help defray, in whole or in part, distribution expenses that may otherwise be borne by the Distributor or an affiliate in distributing the Variable Contracts.

   The Distributor, on behalf of the Fund, may take appropriate actions to effect the purposes of the Plan, including, but not limited to, directing the Investment Manager or a Sub-Advisor to allocate transactions for the purchase or sale of portfolio securities to particular broker-dealers, including the Distributor or other affiliated broker-dealers, in the manner described in the Plan. The Distributor does not currently provide brokerage services, but in connection with the implementation of the Plan is taking steps to become an introducing broker. When directing the Investment Manager or a Sub-Advisor to allocate purchase or sale transactions to broker-dealers under the Plan, the Fund will continue to be subject to those standards of best price and best execution set forth in the Fund's registration statement.

   The Plan requires that it be approved, with respect to each Series, by a vote of at least a majority of the outstanding voting securities of that Series. The Plan also provides that it is subject to an annual renewal by the Board, including the Independent Directors who do not have any direct or indirect financial interest in the operation of the Plan (the "Plan Directors"). The Plan also provides that the Distributor provide the Board with a written report of securities transactions directed under the Plan, currently on a quarterly basis. The Plan may be terminated at any time by a vote of the Board, by the vote of a majority of the Plan Directors or, with respect to a Series, by a vote of a majority of the outstanding voting securities of such Series. All material Plan amendments must be approved by a majority vote of the Board, including a majority of the Plan Directors.


                               EXPENSE INFORMATION

   The brokerage commission rates and amounts paid by the various Series of the Fund are not expected to increase as a result of the implementation of the proposed Plan. Nor are the total returns of the Series expected to be affected adversely. However, the staff of the Securities and Exchange Commission recently has taken the position that amounts received by the Distributor as an introducing broker under the Plan should be reflected in the expenses of the Series of the Fund.

   Therefore, the table below estimates what each Series' distribution fee, and its resulting total and net expenses, will be deemed to be as a result of the implementation of the Plan. The distribution fee estimates are derived from data regarding each Series' year-to-date brokerage transactions ended November 30, 1999. However, it is not possible to determine with accuracy actual amounts that will be received by the Distributor under the Plan. The amount will vary based upon the level of a Series' brokerage activity, the proportion of such activity directed under the Plan, and other factors. Unless otherwise indicated below, expenses other than the distribution fee estimates are based on amounts paid for the year ending June 30, 1999.

                          FEES AND EXPENSES OF THE FUND

   SHAREHOLDER FEES (ALL SERIES OF THE FUND) (fees paid directly from your investment). This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds under the current arrangement.

    ------------------------------------------------------------------------
    Maximum Sales Charge Imposed on Purchases                           None
    (as a percentage of offering price)
    ------------------------------------------------------------------------
    Maximum Deferred Sales Charge (as a percentage of original          None
    purchase price or redemption proceeds, whichever is lower)
    ------------------------------------------------------------------------

   CURRENT ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets).

-------------------------------------------------------------------------------------------------------------------------
                                                  TOTAL                                                          TOTAL
                                               ANNUAL FUND                                                    ANNUAL FUND
                MANAGEMENT       OTHER          OPERATING                      MANAGEMENT       OTHER          OPERATING
                   FEES        EXPENSES(1)       EXPENSES                         FEES        EXPENSES(1)       EXPENSES
-------------------------------------------------------------------------------------------------------------------------
Series A           0.75           0.06            0.81         Series M           1.00           0.24            1.24
Series B           0.75           0.07            0.82         Series N           1.00           0.16            1.16
Series C           0.50           0.07            0.57         Series O           1.00           0.08            1.08
Series D           1.00           0.23            1.23         Series P(2)        0.75           0.11            0.86
Series E           0.75           0.09            0.84         Series S           0.75           0.06            0.81
Series H           0.75           0.24            0.99         Series V           0.75           0.11            0.86
Series I(2)        1.10           3.10            4.10         Series X(2)        1.00           0.64            1.64
Series J           0.75           0.07            0.82         Series Y           0.75           0.31            1.06
Series K           0.75           0.80            1.55
-------------------------------------------------------------------------------------------------------------------------

1.  The amount of "Other Expenses" for Series H, I, and Y are based on estimates for the period ended June 30, 1999.

2.  Each of these  Series' total annual  operating  expenses for the period ended June 30, 1999 were less than the amount shown because of fee waivers  and/or  reimbursement  of expenses by the Series'  Investment  Manager.  The Investment
    Manager  waives a portion of its  management  fee and/or  reimburses  expenses  in order to keep each  Series'  total operating  expenses at or below a  specified  level.  The  Investment  Manager  has agreed to limit the total  annual expenses of Series I to 2.25% of the average daily net assets, exclusive of interest, taxes,  extraordinary expenses, brokerage commissions and 12b-1 fees. In addition,  the Investment Manager waived its management fee for Series P and
    Series X during  the  period  ended June 30,  1999.  This  waiver may be  eliminated  at any time  without  notice to shareholders.  With the fee waiver and/or  reimbursement  the Series'  actual total fund  operating  expenses were as follows:

                                            SERIES I     SERIES P     SERIES X
                                             2.25%         0.11%       0.62%

-------------------------------------------------------------------------------------------------------------------------

   ESTIMATED ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets). The following table describes the fees and expenses that you would pay if the Plan were adopted.

--------------------------------------------------------------------------------
                                  ESTIMATED                        TOTAL ANNUAL
                  MANAGEMENT     DISTRIBUTION       OTHER         FUND OPERATING
                     FEES        (12B-1) FEES     EXPENSES(1)        EXPENSES
--------------------------------------------------------------------------------
Series A             0.75            0.01            0.06              0.82
Series B             0.75            0.02            0.07              0.84
Series C             0.50            0.00            0.07              0.57
Series D             1.00            0.00            0.23              1.23
Series E             0.75            0.00            0.09              0.84
Series H             0.75            0.00            0.24              0.99
Series I(2)          1.10            0.00            3.10              4.10
Series J             0.75            0.01            0.07              0.83
Series K             0.75            0.00            0.80              1.55
Series M             1.00            0.00            0.24              1.24
Series N             1.00            0.00            0.16              1.16
Series O             1.00            0.00            0.08              1.08
Series P(2)          0.75            0.00            0.11              0.86
Series S             0.75            0.01            0.06              0.82
Series V             0.75            0.02            0.11              0.88
Series X(2)          1.00            0.00            0.64              1.64
Series Y             0.75            0.01            0.31              1.07
--------------------------------------------------------------------------------
1. The amount of "Other Expenses" for Series H, I, and Y are based on estimates for the period ended June 30, 1999.

2. Each of these Series' total annual operating expenses for the period ended June 30, 1999 were less than the amount shown because of fee waivers and/or reimbursement of expenses by the Series' Investment Manager. The Investment Manager waives a portion of its management fee and/or reimburses expenses in order to keep each Series' total operating expenses at or below a specified level. The Investment Manager has agreed to limit the total annual expenses of Series I to 2.25% of the average daily net assets, exclusive of interest, taxes, extraordinary expenses, brokerage commissions and 12b-1 fees. In addition, the Investment Manager waived its management fee for Series P and Series X during the period ended June 30, 1999. This waiver may be eliminated at any time without notice to shareholders. With the fee waiver and/or reimbursement the Series' actual total fund operating expenses were as follows:

                       SERIES I     SERIES P     SERIES X
                         2.25%        0.11%       0.62%
--------------------------------------------------------------------------------

   EXPENSE EXAMPLES. These Examples assume that you invest $10,000 in a Series for the time periods indicated and that your investment has a 5% return each year. The first table assumes that the Series' total operating expenses remain at current levels. The second table reflects the effect of the imputed distribution fees as discussed above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

   CURRENT. You would pay the following expenses if you redeemed your shares at the end of each period.

            --------------------------------------------------------
                         1 YEAR     3 YEARS     5 YEARS     10 YEARS
            --------------------------------------------------------
            Series A      $ 83      $  259      $  450       $1,002
            Series B        84         262         455        1,014
            Series C        58         183         318          714
            Series D       125         390         676        1,489
            Series E        86         268         466        1,037
            Series H       101         315         547        1,213
            Series I       412       1,247       2,097        4,289
            Series J        84         262         455        1,014
            Series K       158         490         845        1,845
            Series M       126         393         681        1,500
            Series N       118         368         638        1,409
            Series O       110         343         595        1,317
            Series P        88         274         477        1,061
            Series S        83         259         450        1,002
            Series V        88         274         477        1,061
            Series X       167         517         892        1,944
            Series Y       108         337         585        1,294
            --------------------------------------------------------

   You would pay the following expenses if you did not redeem your shares.

            --------------------------------------------------------
                         1 YEAR     3 YEARS     5 YEARS     10 YEARS
            --------------------------------------------------------
            Series A      $ 83      $  259      $  450       $1,002
            Series B        84         262         455        1,014
            Series C        58         183         318          714
            Series D       125         390         676        1,489
            Series E        86         268         466        1,037
            Series H       101         315         547        1,213
            Series I       412       1,247       2,097        4,289
            Series J        84         262         455        1,014
            Series K       158         490         845        1,845
            Series M       126         393         681        1,500
            Series N       118         368         638        1,409
            Series O       110         343         595        1,317
            Series P        88         274         477        1,061
            Series S        83         259         450        1,002
            Series V        88         274         477        1,061
            Series X       167         517         892        1,944
            Series Y       108         337         585        1,294
            --------------------------------------------------------

   ESTIMATED. You would pay the following expenses if you redeemed your shares at the end of each period.

            --------------------------------------------------------
                         1 YEAR     3 YEARS     5 YEARS     10 YEARS
            --------------------------------------------------------
            Series A      $ 84      $  262      $  455       $1,014
            Series B        86         268         466        1,037
            Series C        58         183         318          714
            Series D       125         390         676        1,489
            Series E        86         268         466        1,037
            Series H       101         315         547        1,213
            Series I       412       1,247       2,097        4,289
            Series J        85         265         460        1,025
            Series K       158         490         845        1,845
            Series M       126         393         681        1,500
            Series N       118         368         638        1,409
            Series O       110         343         595        1,317
            Series P        88         274         477        1,061
            Series S        84         262         455        1,014
            Series V        90         281         488        1,084
            Series X       167         517         892        1,944
            Series Y       109         340         590        1,306
            --------------------------------------------------------

   You would pay the following expenses if you did not redeem your shares.

            --------------------------------------------------------
                         1 YEAR     3 YEARS     5 YEARS     10 YEARS
            --------------------------------------------------------
            Series A      $ 84      $  262      $  455       $1,014
            Series B        86         268         466        1,037
            Series C        58         183         318          714
            Series D       125         390         676        1,489
            Series E        86         268         466        1,037
            Series H       101         315         547        1,213
            Series I       412       1,247       2,097        4,289
            Series J        85         265         460        1,025
            Series K       158         490         845        1,845
            Series M       126         393         681        1,500
            Series N       118         368         638        1,409
            Series O       110         343         595        1,317
            Series P        88         274         477        1,061
            Series S        84         262         455        1,014
            Series V        90         281         488        1,084
            Series X       167         517         892        1,944
            Series Y       109         340         590        1,306
            --------------------------------------------------------


                         BOARD CONSIDERATION OF THE PLAN

   The Board, including all of the Plan Directors, have voted to approve the Plan and to recommend to stockholders of each Series that they vote to approve the Plan.


   The Board has determined that adoption of the Plan is in the best interests of the Fund and its stockholders and that there is a reasonable likelihood that the Plan will benefit the Fund and its stockholders. In making these determinations, the Board considered a number of factors. The Board noted that the Plan would help promote the sale of the Fund's shares without the Series bearing any direct expenses of the type normally associated with distribution plans for mutual funds. Moreover, the Board considered that the Series of the Fund will continue to incur expenses for securities transactions, including commissions, regardless of whether the Plan is adopted. In general, apart from the execution provided, the brokerage expenses incurred by the Series currently do not directly benefit the Series, except to the extent that executing brokers provide research services to the Investment Manager or a Sub-Advisor. Under the Plan, the Series could benefit from the Fund's brokerage if it helps generate increased assets.


   The Board also considered that the Plan could help the Distributor to maintain or enhance the distribution system in place for the Variable Contracts. The Board considered a report from the Investment Manager that implementation of the Plan is not likely to increase the brokerage expenses of the Series. The Board noted that promotion of the Variable Contracts could result in an increase in the Funds' assets, thereby promoting greater economies of scale and decreasing the Series' per-share operating expenses.

   The Board also considered the benefits of the Plan to the Investment Manager and the Distributor. In particular, the Board considered that an increase in the Series' assets would increase the advisory fees paid to the Investment Manager, and that payment of distribution expenses with Brokerage Payments and Brokerage Credits could reduce the need for the Distributor (or an affiliate) to pay such expenses out of its own resources.

                        THE INVESTMENT ADVISORY CONTRACT

   The successful implementation of the Plan as recommended by the Board also necessitates certain changes to the Fund's Investment Advisory Contract with the Investment Manager. Moreover, as noted in connection with the discussion of Proposal No. 4, that Proposal also requires that certain changes be made to the Investment Advisory Contract. For a discussion of the existing Investment Advisory Contract, the new Investment Advisory Contract, the Investment Manager and Distributor, refer to Proposal No. 4. A form of the new Investment Advisory Contract is attached hereto as Exhibit C.


   The existing Investment Advisory Contract contains a provision which provides that, if the Investment Manager or any affiliate (which would include the Distributor) receives any cash credits, commissions or tender fees in connection with transactions in portfolio securities of the Fund, the Investment Manager must immediately pay such amounts to the Fund in cash or as a credit against the Investment Manager's fee. As noted above, under the terms of the Plan, the Distributor may receive brokerage commissions as an introducing broker in connection with the Fund's portfolio transactions. Accordingly, in order to permit the Plan to operate in the manner contemplated, the provision of the Investment Advisory Contract stating that commissions must be paid to the Fund or used to reduce the advisory fee, must be removed. Removing this provision from the Contract effectively means that the Fund will forego the opportunity to reduce its expenses under the Investment Advisory Contract. Brokerage commissions which would have been used to offset fees under the Investment Advisory Contract would be directed to the Plan.

   If Proposal No. 5 is approved by stockholders, the new Investment Advisory Contract without the provision relating to brokerage commissions reducing the advisory fee will be adopted. If Proposal No. 5 is not approved by stockholders, but Proposal No. 4 is approved, the new Investment Advisory Contract will be adopted, but the above-referenced provision will be remain a part of the new Investment Advisory Contract. If neither Proposal is approved by stockholders, the existing Investment Advisory Contract will continue in effect according to its terms. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR PROPOSAL NO. 5.


                                  REQUIRED VOTE

   Approval of the Plan with respect to a Series requires the vote of a majority of the outstanding shares of that Series that are eligible to vote at the meeting. For purposes of this proposal, with respect to each Series, majority means the lesser of (a) 67% or more of the shares of that Series present at the meeting, if 50% or more of the shares of such Series are represented in person or by proxy; or (b) 50% or more of the shares of such Series.

                              STOCKHOLDER PROPOSALS

   Unless otherwise required under the Investment Company Act of 1940, ordinarily it will not be necessary for the Fund to hold annual meetings of stockholders. Stockholder proposals must be received at least 120 days prior to the next meeting of stockholders, whenever held.

                                  OTHER MATTERS

   The audited financial statements of the Fund are found in the Annual Report for the fiscal year ended December 31, 1998, which was mailed to stockholders on or about March 1, 1999.

   The Board of Directors of the Fund is not aware of any other matters to come before the Meeting or any adjournments thereof other than those specified herein. If any other matters should come before the Meeting, it is intended that the persons named as proxies in the enclosed form(s) of proxy, or their substitutes, will vote the proxy in accordance with their best judgment on such matters.

                                           By order of the Board of Directors of
                                                                       SBL Fund,
                                                                      AMY J. LEE
                                                                       Secretary

                                    EXHIBIT A

            PROPOSED FUNDAMENTAL INVESTMENT LIMITATIONS FOR SBL FUND

1. Not to purchase a security if, as a result, with respect to 75% of the value of a Series' total assets, more than 10% of the outstanding voting securities of any issuer would be held by the Series (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities).

2. Not to act as underwriter of securities issued by others, except to the extent that a Series may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities.

3.  Not to borrow in excess of 33 1/3% of a Series' total assets.

4. Not to lend any security or make any other loan if, as a result, more than 33 1/3% of a Series' total assets would be lent to other parties, except (i) through the purchase of a portion of an issue of debt securities in accordance with its investment objective and policies, or (ii) by engaging in repurchase agreements with respect to portfolio securities.

5. Not to purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Series from investment in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

6. Not to purchase or sell physical commodities, except that a Series may enter into futures contracts and options thereon.

                                    EXHIBIT B

               CONDITIONS PROPOSED BY THE FUND AND SMC TO THE SEC
                AS PART OF THEIR APPLICATION FOR EXEMPTIVE RELIEF

1. No Fund will enter into a subadvisory agreement with an Affiliated Subadviser without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the Fund (or, if the Fund serves as a funding medium for any sub-account of a registered separate account, then pursuant to voting instructions by the unitholders of the sub-account).

2. At all times, a majority of each Funds' Board will be persons who are Independent Directors, and the nomination of new or additional Independent Directors will be at the discretion of the then-existing Independent Directors.

3.  When a change  of  Subadviser  is  proposed  for a Fund  with an  Affiliated
    Subadviser, the Fund's Board, including a majority of the Independent Directors, will make a separate finding, reflected in the Fund's Board minutes, that such change of Subadviser is in the best interests of the Fund and its shareholders (or, if the Fund serves as a funding medium for any sub-account of a registered separate account, in the best interests of the Fund and the unitholders of any sub-account) and that the change does not involve a conflict of interest from which SMC or the Affiliated Subadviser derives an inappropriate advantage.

4. SMC will provide management services to the Funds, including overall supervisory responsibility for the general management and investment of each Fund, and, subject to review and approval by the applicable Fund's Board will (a) set each Fund's overall investment strategies; (b) evaluate, select and recommend Subadvisers to manage all or a part of a Fund's assets; (c) when appropriate, allocate and reallocate a Fund's assets among multiple
    Subadvisers; (d) monitor and evaluate the investment performance of Subadvisers; and (e) implement procedures reasonably designed to ensure that the Subadvisers comply with the relevant Fund's investment objectives, policies, and restrictions.

5. Within 90 days of the hiring of any new Subadviser, SMC will furnish shareholders (or, if the Fund serves as a funding medium for any sub-account of a registered separate account, SMC will furnish the unit holders of the sub-account) with respect to the appropriate Fund with all information about the new Subadviser that would be included in a proxy statement. Such information will include any changes caused by the addition of a new Subadviser. To meet this condition, SMC will provide shareholders (or, if the Fund serves as a funding medium for any sub-account of a registered separate account, then by providing unitholders of the sub-account) with an information statement meeting the requirements of Regulation 14C, Schedule 14C, and Item 22 of Schedule 14A under the Securities Exchange Act of 1934.

6. Any Fund relying on the requested relief will disclose in its prospectus the existence, substance and effect of any order granted pursuant to this application. In addition, any such Fund will hold itself out as employing the management structure described in the application. The prospectus will prominently disclose that SMC has ultimate responsibility to oversee the Subadvisers and recommend their hiring, termination, and replacement.


7. Before a Fund may rely on the order, the operation of the Fund in the manner described in the application will be approved by a majority of the Fund's outstanding voting securities (or, if the Fund serves as a funding medium for any sub-account of a registered separate account, pursuant to voting instructions provided by the unitholders of the sub-account), as defined in the Act, or in the case of a Fund whose public shareholders (or variable contract owners through a separate account) purchase shares on the basis of a prospectus(es) containing the disclosure contemplated by Condition 6 above, by the sole initial shareholder(s) before the shares of such Fund are offered to the public (or the variable contract owners through a separate account).

8. No director or officer of the Funds or director or officer of SMC will own directly or indirectly (other than through a pooled investment vehicle that is not controlled by such director or officer) any interest in a Subadviser except for (a) ownership of interests in SMC or any entity that controls, is controlled by, or is under common control with SMC; or (b) ownership of less than 1% of the outstanding securities of any class of equity or debt securities of a publicly-traded company that is either a Subadviser or controls, is controlled by, or is under common control with a Subadviser.

                                    EXHIBIT C

                          INVESTMENT ADVISORY CONTRACT

   THIS AGREEMENT, made and entered into this 27th day of January, 2000, by and between SBL FUND, a Kansas corporation (hereinafter referred to as the "Fund"), and SECURITY MANAGEMENT COMPANY, LLC, a Kansas limited liability company (hereinafter referred to as the "Management Company").

   WITNESSETH:

   WHEREAS, the Fund is engaged in business as an open-end, management investment company registered under the Federal Investment Company Act of 1940; and

   WHEREAS, the Management Company is willing to provide investment research and advice to the Fund on the terms and conditions hereinafter set forth:

   NOW, THEREFORE, in consideration of the premises and mutual agreements made herein, the parties hereto agree as follows:

   1. EMPLOYMENT OF MANAGEMENT COMPANY. The Fund hereby employs the Management Company to act as investment adviser to the Fund with respect to the investment of its assets and to supervise and arrange the purchase of securities for the Fund and the sale of securities held in the portfolio of the Fund, subject always to the supervision of the board of directors of the Fund (or a duly appointed committee thereof), during the period and upon and subject to the terms and conditions herein set forth. The Management Company hereby accepts such employment and agrees to perform the services required by this Agreement for the compensation herein provided.

   2.  INVESTMENT ADVISORY DUTIES.

       (a) The Management Company shall regularly provide the Fund with investment research, advice and supervision, continuously furnish an investment program and recommend what securities shall be purchased and sold and what portion of the assets of the Fund shall be held uninvested and shall arrange for the purchase of securities and other investments for the Fund and the sale of securities and other investments held in the portfolio of the Fund. All investment advice furnished by the Management Company to the Fund under this Section 2 shall at all times conform to any requirements imposed by the provisions of the Fund's Articles of Incorporation and Bylaws, the Investment Company Act of 1940, the Investment Advisors Act of 1940 and the rules and regulations promulgated thereunder, any other applicable provisions of law, and the terms of the registration statements of the Fund under the Securities Act of 1933 and the Investment Company Act of 1940, all as from time to time amended. The Management Company shall advise and assist the officers or other agents of the Fund in taking such steps as are necessary or appropriate to carry out the decisions of the board of directors of the Fund (and any duly appointed committee thereof) in regard to the foregoing matters and the general conduct of the Fund's business.

       (b) Subject to the provisions of the Investment Company Act of 1940 and any applicable exemptions thereto, the Management Company is authorized, but is under no obligation, to enter into sub-advisory agreements (the "Sub-Advisory Agreements") with one or more subadvisers (each a "Subadviser") to provide investment advisory services to any series of the Fund. Each Subadviser shall have investment discretion with respect to the assets of the series assigned to that Subadviser by the Management Company. Consistent with the provisions of the Investment Company Act of 1940 and any applicable exemption thereto, the Management Company may enter into Sub-Advisory Agreements or amend Sub-Advisory Agreements without the approval of the shareholders of the effected series.

   3.  PORTFOLIO TRANSACTIONS AND BROKERAGE.

       (a) Transactions in portfolio securities shall be effected by the Management Company, through brokers or otherwise (including affiliated brokers), in the manner permitted in this Section 3 and in such manner as the Management Company shall deem to be in the best interests of the Fund after consideration is given to all relevant factors.

       (b) In reaching a judgment relative to the qualification of a broker to obtain the best execution of a particular transaction, the Management Company may take into account all relevant factors and circumstances, including the size of any contemporaneous market in such securities; the importance to the Fund of speed and efficiency of execution; whether the particular transaction is part of a larger intended change of portfolio position in the same securities; the execution capabilities required by the circumstances of the particular transaction; the capital to be required by the transaction; the overall capital strength of the broker; the broker's apparent knowledge of or familiarity with sources from or to whom such securities may be purchased or sold; as well as the efficiency, reliability and confidentiality with which the broker has handled the execution of prior similar transactions.

       (c) Subject to any statements concerning the allocation of brokerage contained in the Fund's prospectus, the Management Company is authorized to direct the execution of the portfolio transactions of the Fund to brokers who furnish investment information or research services to the Management Company. Such allocation shall be in such amounts and proportions as the Management Company may determine. If a transaction is directed to a broker supplying brokerage and research services to the Management Company, the commission paid for such transaction may be in excess of the commission another broker would have charged for effecting that transaction, provided that the Management Company shall have determined in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided, viewed in terms of either that particular transaction or the overall responsibilities of the Management Company with respect to all accounts as to which it now or hereafter exercises investment discretion. For purposes of the immediately preceding sentence, "providing brokerage and research services" shall have the meaning generally given such terms or similar terms under Section 28 (e)(3) of the Securities Exchange Act of 1934, as amended.

       (d) In the selection of a broker for the execution of any transaction not subject to fixed commission rates, the Management Company shall have no duty or obligation to seek advance competitive bidding for the most favorable negotiated commission rate to be applicable to such transaction, or to select any broker solely on the basis of its purported or "posted" commission rates.

       (e) In connection with transactions on markets other than national or regional securities exchanges, the Fund will deal directly with the selling principal or market maker without incurring charges for the services of a broker on its behalf unless, in the best judgment of the Management Company, better price or execution can be obtained by utilizing the services of a broker.

   4. ALLOCATION OF EXPENSES AND CHARGES. The Management Company shall provide investment advisory, statistical and research facilities and all clerical services relating to research, statistical and investment work, and shall provide for the compilation and maintenance of such records relating to these functions as shall be required under applicable law and the rules and regulations of the Securities and Exchange Commission. Other than as specifically indicated in the preceding sentence, the Management Company shall not be required to pay any expenses of the Fund, and in particular, but without limiting the generality of the foregoing, the Management Company shall not be required to pay office rental or general administrative expenses; board of directors' fees; legal, auditing and accounting expenses; broker's commissions; taxes and governmental fees; membership dues; fees of custodian, transfer agent, registrar and dividend disbursing agent (if any); expenses (including clerical expenses) of issue, sale or redemption of shares of the Fund's capital stock; costs and expenses in connection with the registration of such capital stock under the Securities Act of 1933 and qualification of the Fund's capital stock under the "Blue Sky" laws of the states where such stock is offered; costs and expenses in connection with the registration of the Fund under the Investment Company Act of 1940 and all periodic and other reports required thereunder;
expenses of preparing and distributing reports, proxy statements, notices and distributions to stockholders; costs of stationery; expenses of printing prospectuses; costs of stockholder and other meetings; and such nonrecurring expenses as may arise including litigation affecting the Fund and the legal obligations the Fund may have to indemnify its officers and the members of its board of directors.

   5.  COMPENSATION OF MANAGEMENT COMPANY.

       (a) As compensation for the services to be rendered by the Management Company as provided for herein, for each of the years this Agreement is in effect, the Fund shall pay the Management Company an annual fee computed on a daily basis equal to .75 percent of the average daily closing value of the net assets of Series A, Series B, Series E, Series H, Series J, Series K, Series P, Series S, Series V, and Series Y of the Fund, .50 percent of the average daily closing value of the net assets of Series C of the Fund, 1.00 percent of the average daily closing value of the net assets of Series D, Series M, Series N, Series O and Series X of the Fund, and 1.10 percent of the average daily closing value of the net assets of Series I of the Fund. Such fee shall be adjusted and payable monthly. If this Agreement shall be effective for only a portion of a year, then the Management Company's compensation for said year shall be prorated for such portion. For purposes of this Section 5, the value of the net assets of each such Series shall be computed in the same manner at the end of the business day as the value of such net assets is computed in connection with the determination of the net asset value of the Fund's shares as described in the Fund's prospectus.

       (b) For each of the Fund's full fiscal years this Agreement remains in force, the Management Company agrees that if total annual expenses of each Series of the Fund, exclusive of interest and taxes and extraordinary expenses (such as litigation), but inclusive of the Management Company's compensation, exceed any expense limitation imposed by state securities law or regulation in any state in which shares of the Fund are then qualified for sale, as such regulations may be amended from time to time, the Management Company will contribute to such Series such funds or to waive such portion of its fee, adjusted monthly, as may be requisite to insure that such annual expenses will not exceed any such limitation. If this contract shall be effective for only a portion of one of the Series' fiscal years, then the maximum annual expenses shall be prorated for such portion. Brokerage fees and commissions incurred in connection with the purchase or sale of any securities by a Series shall not be deemed to be expenses within the meaning of this paragraph (b).

       (c) For each of the Fund's full fiscal years this Agreement remains in force, the Management Company agrees that if total annual expenses of each Series of the Fund identified below, exclusive of interest, taxes, extraordinary expenses (such as litigation), and brokerage fees and commissions, but inclusive of the Management Company's compensation, exceeds the amount set forth below (the "Expense Cap"), the Management Company will contribute to such Series such funds or waive such portion of its fee, adjusted monthly, as may be required to insure that the total annual expenses of the Series will not exceed the Expense Cap. If this Agreement shall be effective for only a portion of a Series' fiscal year, then the maximum annual expenses shall be prorated for such portion.

            Expense Cap
            Series H - 1.75%
            Series I - 2.25%
            Series Y - 1.75%

   6. LIMITATION OF LIABILITY OF MANAGEMENT COMPANY. So long as the Management Company shall give the Fund the benefit of its best judgment and effort in rendering services hereunder, the Management Company shall not be liable for any errors of judgment or mistake of law, or for any loss sustained by reason of the adoption of any investment policy or the purchase, sale or retention of any security on its recommendation, whether or not such recommendation shall have been based upon its own investigation and research or upon investigation and research made by any other individual, firm or corporation, if such recommendation shall have been made and such other individual firm or corporation shall have been selected with due care and in good faith. Nothing herein contained shall, however, be construed to protect the Management Company against any liability to the Fund or its shareholders by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Agreement. As used in this Section 6, "Management Company" shall include directors, officers and employees of the Management Company, as well as the Management Company itself.

   7. OTHER ACTIVITIES NOT RESTRICTED. Nothing in this Agreement shall prevent the Management Company or any officer thereof from acting as investment adviser for any other person, firm, or corporation, nor shall it in any way limit or restrict the Management Company or any of its directors, officers, stockholders or employees from buying, selling, or trading any securities for its own accounts or for the accounts of others for whom it may be acting; provided, however, that the Management Company expressly represents that it will undertake no activities which, in its judgment, will conflict with the performance of its obligations to the Fund under this Agreement. The Fund acknowledges that the Management Company acts as investment adviser to other investment companies, and it expressly consents to the Management Company acting as such; provided, however, that if securities of one issuer are purchased or sold, the purchase or sale of such securities is consistent with the investment objectives of, and, in the opinion of the Management Company, such securities are desirable purchases or sales for the portfolios of the Fund and one or more of such other investment companies at approximately the same time, such purchases or sales will be made on a proportionate basis if feasible, and if not feasible, then on a rotating or other equitable basis.

   8. DURATION AND TERMINATION OF AGREEMENT. This Agreement shall become effective on January 27, 2000, provided that on or before that date it has been approved by the holders of a majority of the outstanding voting securities of each series of the Fund. This Agreement shall continue in force until January 27, 2002, and for successive 12-month periods thereafter, unless terminated, provided each such continuance is specifically approved at least annually by (a) the vote of a majority of the entire Board of Directors of the Fund, and the vote of a majority of the directors of the Fund who are not parties to this Agreement or interested persons (as such terms are defined in the Investment Company Act of 1940) of any such party cast in person at a meeting of such directors called for the purpose of voting upon such approval, or (b) by the vote of the holders of a majority of the outstanding voting securities of each series of the Fund (as defined in the Investment Company Act of 1940). In the event a majority of the outstanding shares of one series vote for continuance of the Agreement, it will be continued for that series even though the Agreement is not approved by either a majority of the outstanding shares of any other series or by a majority of outstanding shares of the Fund. Upon this Agreement becoming effective, any previous agreement between the Fund and the Management Company providing for investment advisory and management services shall concurrently terminate, except that such termination shall not affect fees accrued and guarantees of expenses with respect to any period prior to termination.

   This Agreement may be terminated at any time as to any series of the Fund, without payment of any penalty, by vote of the Board of Directors of the Fund or by vote of the holders of a majority of the outstanding voting securities of that series of the Fund, or by the Management Company, in each case upon 60 days' written notice to the other party.

   This Agreement shall automatically terminate in the event of its "assignment" (as defined in the Investment Company Act of 1940).

   IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers thereto duly authorized on the day, month and year first above written.

                                              SBL FUND

                                              By:
                                                    ----------------------------
                                              Title:

ATTEST:

----------------------------------
Secretary

                                              SECURITY MANAGEMENT COMPANY, LLC

                                              By:
                                                    ----------------------------
                                              Title:

ATTEST:

----------------------------------
Secretary

                                    EXHIBIT D

                                    SBL FUND
                           BROKERAGE ENHANCEMENT PLAN

WHEREAS, SBL Fund (the "Fund") engages in business as an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the "Act");

WHEREAS, shares of common stock of the Fund are currently divided into series, listed on Schedule A hereto (the "Series"), which Schedule can be amended to add or remove a series by an amended schedule;

WHEREAS, the Board of Directors of the Fund (the "Board") has determined that, subject to the requirement to seek best price and execution, it is appropriate and desirable for the Fund to use certain brokerage commissions generated on the purchase and sale of portfolio securities to finance activities that are primarily intended to result in the sale of its shares (the "Brokerage Enhancement Plan" or the "Plan") either directly or through the sale of variable annuity or variable life insurance contracts (the "Variable Contracts") for which the Fund serves as an underlying investment vehicle;

WHEREAS, in order to effect the purposes of this Plan the Fund has been authorized to enter into a Distribution Agreement with Security Distributors, Inc. (the "Distributor") pursuant to which Distributor will serve as distributor of the securities of which the Fund is the issuer;

WHEREAS, any benefits that may be obtained from brokerage commissions are assets of the Fund, and the Fund wishes, pursuant to Rule 12b-1 under the Act, to utilize such assets in furtherance of the distribution of the Fund's shares, through the sale of the Variable Contracts; and

WHEREAS, the Board has determined that, to the extent that the use of these benefits earned by a Series under this Plan results in the increased distribution of the Fund's shares or the Variable Contracts, a benefit in the form of potential economies of scale should inure to that Series and to the other Series offered by the Fund;

NOW, THEREFORE, this Brokerage Enhancement Plan is adopted by the Fund on behalf of the Series, in accordance with Rule 12b-l under the Act, on the following terms and conditions:

 1. The Fund is authorized to enter into agreements or arrangements pursuant to which the Fund may direct Security Management Company, LLC ("SMC"), in its capacity as the Fund's investment adviser, and each of the sub-advisors retained by SMC (and approved by the Fund) to manage certain of the Series (each a "Sub-Advisor"), acting as agents for the Fund or its Series.

     a. To place orders for the purchase or sale of portfolio securities with the Distributor or other introducing broker-dealers who will receive a portion of the brokerage commission paid by the Series from broker-dealers executing such portfolio transactions for the benefit of the Series ("Brokerage Payments") that can be used directly or indirectly to finance the distribution of the Fund's shares; or

     b. To allocate transactions for the purchase or sale of portfolio securities or other assets to broker-dealers, and receive, in addition to execution of the brokerage transaction, credits, benefits or other services from the broker-dealer ("Brokerage Credits") that can be used directly or indirectly to promote the distribution of the Fund's shares;

     in each case, provided that SMC or the Sub-Advisor must reasonably believe that the Distributor or broker-dealer (or the clearing broker of either) will execute the transaction in a manner consistent with standards of best execution, as described in the Registration Statement for the Fund, as amended from time to time.

 2. The Fund is authorized to expend Brokerage Credits and Brokerage Payments to compensate the Distributor and other broker-dealers for the cost and expense of certain distribution-related activities or to procure from, or otherwise induce, the Distributor and other broker-dealers to provide services, where such activities or services are intended to promote the sale of the Fund's shares, either directly or indirectly through the sale of the Variable Contracts. Such activities or services may be provided by the Distributor or broker-dealer to which a purchase or sale transaction has been allocated (the directed broker-dealer) or by another broker-dealer or other party at the direction of the Distributor or directed broker-dealer. The activities or services which may be procured with Brokerage Credits and Brokerage Payments include, but are not limited to
     (i) developing, preparing, printing, and mailing of advertisements, sales literature and other promotional material describing and/or relating to the Fund, the Series, or the Variable Contracts; (ii) printing and mailing of Fund prospectuses, statements of additional information, any supplements thereto and shareholder reports for existing and prospective Variable Contract owners; (iii) holding or participating in seminars and sales meetings designed to promote the distribution of shares of the Fund, the Series or the Variable Contracts, including materials intended either for broker-dealer only use or for retail use; (iv) providing information about the Fund, its Series or the Variable Contracts, or mutual funds or variable contracts in general, to registered representatives of broker-dealers; (v) providing assistance to broker-dealers that are conducting due diligence on the Fund or its Series or the Variable Contracts; (vi) payment or reimbursement of legal and administrative costs associated with implementing the Plan; (vii) marketing fees requested by broker-dealers who sell Variable Contracts; (viii) obtaining information and providing explanations to Variable Contract owners regarding Series investment options and policies and other information about the Fund and its Series, including the performance of the Series; (ix) training sales personnel regarding sales of Variable Contracts; (x) personal service and/or maintenance of the Variable Contract owner accounts; (xi) payment of commissions to broker-dealers who sell Variable Contracts; and (xii) financing any other activity that is intended to result in the sale of Fund shares or the Variable Contracts.

 3. The Fund may direct the Distributor to take appropriate actions to effect the purposes of this Plan, including, but not limited to, (a) directing on behalf of the Fund or a Series and subject to the standards described above, SMC or a Sub-Advisor to allocate transactions for the purchase or sale of portfolio securities in the manner described in the Plan; (b) compensating a broker-dealer for the cost and expense of certain distribution-related activities or procuring from a broker-dealer or otherwise inducing a broker-dealer to provide services, where such activities or services are intended to promote the sale of shares of the Fund or a Series through the sale of the Variable Contracts, all on behalf of the Fund or a Series. Subject to the standards set forth in Section 1, and subject to applicable law, SMC and a Sub-Advisor may also direct brokerage transactions to a broker-dealer that is an affiliated person of the Distributor, SMC or a Sub-Advisor. Provided that any Brokerage Credits or Brokerage Payments directly or indirectly inure to the benefit of those Series which generated the particular Brokerage Credit or Brokerage Payment, any such credits or payments may also inure to the benefit of other Series of the Fund.

 4. This Plan shall not take effect with respect to a Series until it has been approved by (a) a vote of a majority of the outstanding voting securities of that Series; and, together with any related agreements, has been approved by (a) the Fund's Board of Directors, and (b) those Directors of the Fund who are not "interested persons" of the Fund (as defined in the
     Act) and who have no direct or indirect financial interest in the operation of this Plan or any agreements related to it (the "Rule 12b-l Directors"), cast in person at a meeting (or meetings) called, at least in part, for the purpose of voting on this Plan and such related agreements. As additional Series of the Fund are established, this Plan shall not take effect with respect to such Series until the Plan, together with any related agreements, has been approved by votes of a majority of both (a) the Fund's Board of Directors and (b) the Rule 12b-1 Directors cast in person at a meeting called, at least in part, for the purpose of voting on such approval.

 5. After approval as set forth in paragraph 4, and any other approvals required pursuant to the Act and Rule 12b-1 thereunder, this Plan shall take effect at the time specified by the Fund's Board of Directors, or, if no such time is specified by the Directors, at the time that all approvals necessary have been obtained. The Plan shall continue in full force and effect as to a Series for so long as such continuance is specifically approved at least annually by votes of a majority of both (a) the Board of Directors and (b) the Rule 12b-1 Directors of the Fund, cast in person at a meeting called, at least in part, for the purpose of voting on this Plan.

 6. The Distributor shall provide to the Directors of the Fund a written report of the amounts expended or benefits received and the purposes for which such expenditures were made at such frequency as may be required under Rule 12b-1 of the Act.

 7. This Plan may be terminated as to the Fund or each Series at any time, without payment of any penalty, by vote of the Directors of the Fund, by vote of a majority of the Rule 12b-l Directors, or by a vote of a majority of the outstanding voting securities of the Series on not more than 30 days' written notice to any other party to the Plan. In addition, all Agreements shall provide that such Agreement shall terminate automatically in the event of its assignment.

 8. This Plan may not be amended in any material respect unless such amendment is approved by a vote of a majority of both (a) the Fund's Board of Directors and (b) the Rule 12b-1 Directors cast in person at a meeting called, at least in part, for the purpose of voting on such approval. The Plan may not be amended to increase materially the amount to be spent for distribution unless such amendment is approved by a majority of the outstanding voting securities of the pertinent Series and by a majority of both (a) the Fund's Board of Directors and (b) the Rule 12b-1 Directors cast in person at a meeting called, at least in part, for the purpose of voting on such approval; PROVIDED HOWEVER, that increases in amounts spent for distribution by virtue of a greater amount of Brokerage Credits or Brokerage Payments generated by the Fund shall not be deemed to constitute a material increase in the amount to be spent for distribution.

 9. While this Plan is in effect, the selection and nomination of Directors who are not "interested persons" (as defined in the Act) of the Fund shall be committed to the discretion of the Directors who are not interested persons.

10. The Fund shall preserve copies of this Plan and related agreements for a period of not less than six years from the date of termination of the Plan or related agreements, the first two years in an easily accessible place; and shall preserve all reports made pursuant to paragraph 6 hereof for a period of not less than six years, the first two years in an easily accessible place.

11. The provisions of this Plan are severable as to each Series, and any action to be taken with respect to this Plan shall be taken separately for each Series affected by the matter.

Date:  January __, 2000

                                   SCHEDULE A

                   Series A (Growth Series)
                   Series B (Growth-Income Series)
                   Series C (Money Market Series)
                   Series D (Worldwide Equity Series)
                   Series E (High Grade Income Series)
                   Series H (Enhanced Index Series)
                   Series I (International Series)
                   Series J (Mid Cap Series)
                   Series K (Global Strategic Income Series)
                   Series M (Global Total Return Series)
                   Series N (Managed Asset Allocation Series)
                   Series O (Equity Income Series)
                   Series P (High Yield Series)
                   Series S (Social Awareness Series)
                   Series V (Value Series)
                   Series X (Small Cap Series)
                   Series Y (Select 25 Series)
www.securitybenefit.com
[SBG LOGO]
The Security Benefit
Group of Companies
700 SW Harrison St.
Topeka, Kansas 66636-0001
                                                                        SBL FUND
                                                  ANNUAL MEETING OF STOCKHOLDERS
                                                                JANUARY 26, 2000

The undersigned hereby appoints John D. Cleland, Donald A. Chubb, Jr., and James
R. Schmank, and each of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated annual meeting, and at all adjournments thereof, all shares of SBL FUND held by the undersigned at the Annual Meeting of Stockholders of the Fund to be held at 9:30 AM, local time, on January 26, 2000, at Security Benefit Group Building, 700 SW Harrison Street, Topeka, Kansas 66636-0001, and at any adjournment thereof, in the manner directed below with respect to the matters referred to in the proxy statement for the meeting, receipt of which is hereby acknowledged, and in the proxies' discretion, upon such other matters as may properly come before the meeting or any adjournment thereof.

In order to avoid the additional expense of further solicitation to your Fund, we strongly urge you to review, complete, and return your ballot as soon as possible. Your vote is important regardless of the number of shares you own. The Board of Directors recommends a vote for each of the following proposals. These voting instructions will be voted as specified and in the absence of specification will be treated as granting authority to vote "FOR" each proposal.

                                                PLEASE EXECUTE,  SIGN, DATE, AND
                                                RETURN THIS PROXY PROMPTLY USING
                                                THE ENCLOSED ENVELOPE.

                                                Date
                                                --------------------------------



                                                --------------------------------
                                                Signatures(s) (If joint owners)

                                                NOTE: Please sign exactly as the
                                                name appears on this card.  EACH
                                                joint owner must sign the proxy.
                                                When    signing   as   executor,
                                                administrator, attorney, trustee
                                                or guardian, or as custodian for
                                                a  minor,  please  give the FULL
                                                title of such. If a corporation,
                                                please  give the FULL  corporate
                                                name and  indicate  the signer's
                                                office.  If  a  partner,  please
                                                sign in the partnership name.

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
--------------------------------------------------------------------------------
        PLEASE REFER TO THE TABLE ON PAGES 3 AND 4 OF THE PROXY STATEMENT
        TO DETERMINE WHICH PROPOSALS ARE APPLICABLE TO YOUR SERIES
--------------------------------------------------------------------------------
             PLEASE VOTE BY FILLING IN THE APPROPRIATE BOXES BELOW.

                                                        FOR  WITHHOLD  FOR ALL
                                                        ALL    ALL     EXCEPT

1.  Elect six directors to serve on the Board of        |_|    |_|       |_|  1.
    Directors of the Fund until the next annual meeting, if any, or until their successors shall have been duly elected and qualified. (ALL SERIES)

    01) Donald A. Chubb, Jr., 02) John D. Cleland,
    03) Penny A. Lumpkin, 04) Mark L. Morris, Jr.,
    05) Maynard F. Oliverius and 06) James R. Schmank

    TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL
    NOMINEE, MARK THE "FOR ALL EXCEPT" AND PRINT THE
    NAME OF THE NOMINEE(S) ON THE LINE BELOW.

    __________________________________________________

                                                        FOR  AGAINST   ABSTAIN

2.  Ratify the selection of independent accountants.    |_|    |_|       |_|  2.
    (ALL SERIES)

3.  Changes to the investment policies:                 FOR  AGAINST   ABSTAIN
    (SEE PAGES 3 AND 4)                                 ALL    ALL       ALL

    3a.  Share ownership of any one issuer.             |_|    |_|       |_|  3.
    3b.  Investing for control of portfolio companies.
    3c.  Underwriting.
    3d.  Borrowing.
    3e.  Lending.
    3f.  Short sales and margin purchases of
         securities.
    3g.  Investment in other investment companies.
    3h.  Buying or selling real estate.
    3i. Buying or selling commodities or commodity contracts.

     IF YOU WISH TO VOTE AGAINST OR ABSTAIN ON A
     PARTICULAR INVESTMENT POLICY CHANGE, APPLICABLE
     TO YOUR SERIES, WRITE THE NUMBER(S) OF THE
     SUB-PROPOSAL(S) ON THE LINE BELOW.

     -------------------------------------------------

                                                        FOR  AGAINST   ABSTAIN

4.  Approve a new investment advisory contract that     |_|    |_|      |_|   4.
    would permit Security Management Company, LLC, the Fund's investment adviser, with Board approval, to enter into or amend sub-advisory agreements without stockholder approval. (ALL
    SERIES)

5.  Approve a Brokerage Enhancement Plan pursuant to    |_|    |_|      |_|   5.
    Rule 12b-1 under the Investment Company Act of
    1940, and a new investment advisory contract that would permit the implementation of the Plan. (ALL
    SERIES)

To transact such other business as may properly come before the Meeting or any adjournments thereof, and to adjourn the Meeting from time to time.